TABLE OF CONTENTS
-----------------

LETTER FROM THE INVESTMENT ADVISOR......................................... 1
   Wasatch Equity Funds.................................................... 2
   Wasatch-Hoisington U.S. Treasury Fund................................... 3
ULTRA GROWTH FUND PORTFOLIO SUMMARY........................................ 4
   Review of the Year...................................................... 4
   Average Annual Total Returns & Growth of a $10,000 Investment........... 5
   Ten Largest Holdings, Asset Allocation & Sector Breakdown............... 6
GLOBAL TECHNOLOGY FUND PORTFOLIO SUMMARY................................... 7
   Review of the Year...................................................... 7
   Average Annual Total Returns & Growth of a $10,000 Investment........... 8
   Ten Largest Holdings, Asset Allocation & Sector Breakdown............... 9
SMALL CAP GROWTH FUND PORTFOLIO SUMMARY................................... 10
   Review of the Year..................................................... 10
   Average Annual Total Returns & Growth of a $10,000 Investment.......... 11
   Ten Largest Holdings, Asset Allocation & Sector Breakdown.............. 12
CORE GROWTH FUND PORTFOLIO SUMMARY........................................ 13
   Review of the Year..................................................... 13
   Average Annual Total Returns & Growth of a $10,000 Investment.......... 14
   Ten Largest Holdings, Asset Allocation & Sector Breakdown.............. 15
SMALL CAP VALUE FUND PORTFOLIO SUMMARY.................................... 16
   Review of the Year..................................................... 16
   Average Annual Total Returns & Growth of a $10,000 Investment.......... 17
   Ten Largest Holdings, Asset Allocation & Sector Breakdown.............. 18
MICRO CAP FUND PORTFOLIO SUMMARY.......................................... 19
   Review of the Year..................................................... 19
   Average Annual Total Returns & Growth of a $10,000 Investment.......... 20
   Ten Largest Holdings, Asset Allocation & Sector Breakdown.............. 21
WASATCH-HOISINGTON U.S. TREASURY FUND PORTFOLIO SUMMARY................... 22
   Review of the Year..................................................... 22
   Average Annual Total Returns & Growth of a $10,000 Investment.......... 23
   Holdings/Maturity Date & Asset Allocation.............................. 24
SCHEDULE OF INVESTMENTS................................................... 26
STATEMENTS OF ASSETS AND LIABILITIES...................................... 54
STATEMENTS OF OPERATIONS.................................................. 56
STATEMENTS OF CHANGES IN NET ASSETS....................................... 58
FINANCIAL HIGHLIGHTS...................................................... 63
NOTES TO FINANCIAL STATEMENTS............................................. 70
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS.................................. 78
GUIDE TO UNDERSTANDING FINANCIAL STATEMENTS............................... 79

------Annual Report

                               WASATCH FUNDS, INC.
                             150 SOCIAL HALL AVENUE
                           SALT LAKE CITY, UTAH 84111
                                1 (800) 551-1700


                       LETTER FROM THE INVESTMENT ADVISOR
                               SEPTEMBER 30, 2001

--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:
------------------

   Many of you are new to Wasatch Funds this year. We want to welcome you and thank you and all our shareholders for choosing to make us part of your investment team.
   No matter what your reason for investing, we want you to know that you have entrusted your hard earned money to an organization whose Fund managers have worked together as a team for many years. Together, we successfully navigated the stock market crash of 1987, Iraq's invasion of Kuwait and the Internet bubble of the late '90s. We are dedicated to investing your assets with discipline and care.
   Having experienced Fund managers to oversee the investment of your assets may be particularly important in the market environment we foresee.
   The investment backdrop that has evolved over the past year or so is one that presents significant challenges for investors. With the bursting of the Internet bubble in April 2000, we saw stock prices, particularly in the technology sector, decline to fractions of their former highs. Yet, by historic measures some stocks still seem to us to be too high. Conspiring to further weaken stock prices was an economy that was gradually slipping toward recession only to be pushed over the edge by the Septem ber 11th terrorist attacks. In addition to the terrible loss of so many innocent lives, these attacks added another level of uncertainty to an already unsettled environment.
   While fallout from the attacks and subsequent actions taken by the United States will continue to impact the financial markets and economy, it may help to remember that our country has the strongest, most dynamic economy in the world.
   As President Bush said in his Septem ber 20th address to a joint session of Congress, "...Terrorists attacked a symbol of American prosperity; they did not touch its source. America is successful because of the hard work and creativity and enterprise of our people. These were the true strengths of our economy before September 11th, and they are our strengths today."
   At Wasatch we strive to invest in companies that embody the spirit of America's free enterprise system. The success of these companies is based, among other things, on the hard work,

                                                             Annual Report------
innovation and "never say die" attitude of their people from the CEO on down.

WASATCH EQUITY FUNDS
--------------------

   Over the past 12 months, the news media gave a lot of favorable attention to the Wasatch Equity Funds. Our investment philosophy, disciplined approach and the Funds' returns compared to the returns of other mutual funds as reported by the media attracted a large number of new shareholders to Wasatch.
   Despite posting better returns than many of our peers, three of our six Equity Funds posted losses in the 12 months ended September 30, 2001. While the other three Funds posted gains for the year, most shareholders who invested in the Equity Funds within the three months ended Septem ber 30th have experienced losses.
   While you may have lost money as a new shareholder in the Wasatch Equity Funds, we believe the Funds have the potential to provide returns that can help you achieve your long term investment objectives.
   This potential has little to do with factors that affect the Funds' short term performance like the recent tragic events, Wall Street fads like the dot.com craze, periods of declining stock prices or economic weakness. It has a lot to do with how we approach investing. You see, we believe that investing in great companies is the best way we can help you and it is toward this end that we direct our efforts.
   In our opinion, identifying great companies, especially great small companies, takes a lot of experience and knowledge about this segment of the market. It also takes a willingness to go to great lengths to understand individual companies. That's why Wasatch analysts visit over 800 companies a year. We feel that the best way to get to know a company is to visit it and meet with top management on their home turf.
   We don't just accept what a company tells us. We learn all we can about their products and services. We talk to their customers and competitors. We listen to quarterly conference calls and attend industry conferences. We use intensive financial analysis to see if the story they tell us matches up with the numbers.
   All the information we acquire is shared with other Wasatch team members and becomes part of a pool of knowledge that has been built up over 25 years of investing.
   Last, but certainly not least, we use our knowledge about a company to determine if its stock price makes sense. We want to invest at prices that leave room for the stock to appreciate in value.
   Once we have invested in a company, we don't just forget about it. We continue to send analysts to visit and we continually monitor its financial situation and adjust our projections based on our findings.
   If this sounds like a lot of work, it is. But we think our shareholders deserve our best effort everyday.
   For an in-depth discussion of the performance of each Wasatch Equity Fund for the fiscal year ended September 30, 2001, please see the portfolio summaries beginning on page 4.

EQUITY FUNDS OUTLOOK
--------------------

   We have described the investment environment we face as challenging. In the wake of the terrorist attacks, the economy has entered into a recession and we expect the financial markets to continue experiencing greater than average volatility. However, we believe that despite the short term uncertainty and economic disruption injected by the attacks, the U.S. government is resolved to respond in a way that will stimulate the economy--by increasing government spending.

------Annual Report

   This spending will take time to work its way through the economy, but we certainly expect to start seeing the effects within the coming year. Since the stock market tends to anticipate events, we expect the market to move up in advance of the economic stimulus.
   That said, however, Wasatch is not in the business of calling the bottom of the market. Neither we, nor any other investor, can control what happens to stock prices or the economy. Our efforts are wholly directed at finding and investing in companies that we believe have the potential to successfully achieve their long term business objectives and weather challenging times by virtue of their financial strength, competitive advantages and market position.

WASATCH-HOISINGTON
U.S. TREASURY FUND
------------------

   The Wasatch-Hoisington U.S. Treasury Fund benefited from strong performance in the fiscal year ended September 30, 2001.
   For information about the
performance and outlook of the U.S. Treasury Fund, please see the portfolio summary beginning on page 22.

WORTH NOTING
------------

   Over the past 12 months a lot of people were attracted to Wasatch and wanted to invest their assets with us. While the tremendous amount of assets flowing into the Funds was great for our business, our commitment to protect the interests of existing shareholders mandated that we control the assets of a number of our Funds. We did so by closing these Funds in varying degrees. More information on how the Funds are closed may be obtained by visiting our web site at WWW.WASATCHFUNDS.COM.
    Having the ability to close Funds is an important part of our investment strategy. As dedicated investors in small and micro cap stocks we know that there is a limit to how many assets we can take in and still preserve the integrity of the Funds' investment strategies and our ability to effectively manage the assets we have.
   We understand that you may have found it frustrating not to be able to add to your existing investments when certain Funds closed. At the same time, we hope you will realize that closing the Funds was done with the clear intention of preserving our ability to get investment returns and that this was more important to us than amassing more assets than we could effectively manage.
   As stock prices have come down and trading-oriented investors have left the Funds, we have the opportunity to reopen some Funds. If you have any questions or com ments regarding this report or your invest ments, please call us at 1 (800) 551-1700 or visit our web site at WWW.WASATCHFUNDS.COM.
                                                     --------------------
   Refer to the current Wasatch Funds prospectus for more information about each Fund's objectives and investment strategies. We are resolute in our commitment to you, our shareholders. We want to let you know that we will continue to invest your assets with discipline and care.
   Thank you for placing your trust in Wasatch Funds. We look forward to serving you in the coming year and for many years to come.

Sincerely,

/s/Samuel S. Stewart, Jr.

Samuel S. Stewart, Jr.
Chairman of the Board
                                                             Annual Report------

WASATCH ULTRA GROWTH FUND-PORTFOLIO SUMMARY
-------------------------------------------

SEPTEMBER 30, 2001

(PHOTO)
KAREY BARKER, CFA--LEAD MANAGER
AJAY KRISHNAN, CFA--CO-MANAGER

   The Ultra Growth Fund seeks to invest in rapidly growing companies in fast growing sectors of the economy. It pursues an aggressive investment strategy designed for long term investors who can tolerate greater risks and volatility.

REVIEW OF THE YEAR
------------------
   For the 12 months ended September 30, 2001, the Ultra Growth Fund lost 10.89% compared to a loss of 21.21% for the Russell 2000 Index, a widely recognized measure for the performance of small company stocks. The Fund also has significantly out performed the Index over longer time periods. The Fund's average annual returns were 22.27% for three years and 11.64% for five years compared to the Russell 2000's returns of 5.00% and 4.54%, respectively.
    In the future, we will use the Russell 2000 Growth and Russell 2500 Growth indexes as benchmarks for the Fund. We believe these indexes are more representative of the invest ments made by the Fund. Over the past 12 months, the Russell 2000 Growth lost 42.59% and the Russell 2500 Growth lost 42.88%.
   While many of the Fund's holdings experienced disappointing earnings, we believe their earnings held up better than the typical public company. Our health care holdings did better than our technology holdings which generally experienced greater earnings disappointments and stock price declines.
   The Fund was greatly overweighted in the health care sector compared to the Russell 2000. Our holdings made a positive contribution to the Fund's performance. The Russell's health care sector contributed to the Index's decline. We trimmed a number of health care holdings to lock in profits from stock price appreciation and shift assets into the technology sector.
   The Fund also was overweighted in the technology sector compared to the Russell 2000. This sector contributed to the negative returns of the Fund and the Index. Although technology stock prices have declined for more than a year, we still felt that many stocks within this sector were overpriced. Market volatility since September 11th brought the stock prices of some companies that have been on our "watch list" for years down to more rational levels. This opened up a number of exciting opportunities to invest in technology leaders. These are companies that we believe have the competitive advantages, market positions and financial resources to weather the economic downturn and continue to grow and dominate their industries.
   By the end of September we began rotating into technology. While we don't know how quickly technology stocks will return to favor, we are confident that our new holdings have the potential to be rewarding investments.
   In the turbulent market of the past 12 months, the consumer discretionary sector was one place where stock prices seemed reasonable and we were able to invest in growing companies.

------Annual Report

WASATCH ULTRA GROWTH FUND-PORTFOLIO SUMMARY
-------------------------------------------

   Compared to the Russell 2000, the Fund's weighting in the financial services and producer durables sectors was much lower. These and other less heavily weighted sectors did not have significant impact on the Fund's performance.

OUTLOOK
-------

   Going forward we think this will clearly be a stock pickers market, particularly for investors in technology. We believe Wasatch's intensive research process lends itself well to the challenges that lie ahead. The depth of our hands-on analysis will be critical to identifying companies that are positioned to become industry leaders and have superior long term growth potential. We will focus all our experience and resources on this endeavor.
   At the same time, we will invest with the utmost care and respect for the assets you have entrusted to us. We believe that striving to invest in great companies at rational prices is the best way we can help you as you work toward your long term financial goals.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
----------------------------

                                       1 YEAR      5 YEARS     SINCE INCEPTION*
-------------------------------------------------------------------------------
WASATCH ULTRA GROWTH FUND              -10.89%     11.64%          13.41%
-------------------------------------------------------------------------------
Past performance is not indicative of future results.

                         GROWTH OF A $10,000 INVESTMENT
                         ------------------------------

                Wasatch Ultra   Russell 2000    Russell 2000     Russell 2500
                 Growth Fund       Index          Growth            Growth
  8/16/1992        10,000           10,000        10,000            10,000
  9/30/1992         9,930            9,941         9,883             9,853
  9/30/1993        10,511           13,237        12,769            12,490
  9/30/1994        11,021           13,591        12,879            12,753
  9/30/1995        18,653           16,767        16,511            16,602
  9/30/1996        18,179           18,970        18,593            19,258
  9/30/1997        22,132           25,266        22,947            24,248
  9/30/1998        17,248           20,461        17,240            18,346
  9/30/1999        24,123           24,362        22,864            25,658
  9/30/2000        35,380           30,061        29,647            37,202
  9/30/2001        31,526           23,685        17,022            21,250

*Inception: August 16, 1992.

The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry as accurately capturing the universe of small company stocks.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

                                                             Annual Report------

WASATCH ULTRA GROWTH FUND-PORTFOLIO SUMMARY
-------------------------------------------


TEN LARGEST HOLDINGS
--------------------

 1.  PEDIATRIX MEDICAL GROUP INC. 8%
     National network of neonatalogists.

 2.  PEC SOLUTIONS, INC.          6%
     Professional technology services.

 3.  SHIRE PHARMACEUTICALS GROUP  5%
     Prescription medications developer.

 4.  ACCREDO HEALTH, INC.         5%
     Services for individuals with
     chronic diseases.

 5.  AMSURG CORP.                 4%
     Outpatient surgery centers.

 6.  CAREER EDUCATION CORP.       4%
     Schools for post-secondary
     education.

 7.  CABOT MICROELECTRONICS CORP. 3%
     Supplier of chemicals to the
     semiconductor industry.

 8.  WIRELESS FACILITIES, INC.    3%
     Telecommunications industry
     services.

 9.  POLYCOM, INC.                3%
     Products for broadband audio
     and video communications.

10.  AMERIPATH, INC.              3%
     Anatomic pathology services.


ASSET ALLOCATION
----------------

Common and Preferred Stocks   92.6%
Cash & Other Assets            7.4%


SECTOR BREAKDOWN
----------------

Health Care                  22.6%
Computers                    17.0%
Pharmaceutical & Medical     15.0%
Telecommunications            9.4%
Electronics & Semiconductors  7.6%
Business Services             7.2%
Other                         7.0%
Education Services            3.6%
Chemicals                     3.2%

------Annual Report

WASATCH GLOBAL TECHNOLOGY FUND-PORTFOLIO SUMMARY
------------------------------------------------

SEPTEMBER 30, 2001

(PHOTO)
AJAY KRISHNAN, CFA--CO-MANAGER WITH
KAREY BARKER, CFA

   The Global Technology Fund seeks long term growth of capital by investing primarily in technology companies based in at least three countries including the United States. The Fund is designed for aggressive long term investors willing to accept greater risk for the potential of higher returns.

REVIEW SINCE INCEPTION
----------------------

   The Global Technology Fund was down 19.80% since inception on December 19, 2000 through September 30, 2001. Over the same period, the Fund's benchmarks were down substantially more. The Russell 2000 Technol ogy Index, a widely used measure for the performance of small technology stocks, was down 49.02% and the Nasdaq Composite Index, a widely used measure for the performance of technology stocks, was down 42.75%.
   We believe the Fund outperformed its benchmarks because our intensive research process helped us identify companies that we believe have strong market positions, sustainable competitive advantages and solid financial footing. The stock prices of these types of companies tended to hold up better in the challenging environment of the past year. Taking care to invest at prices we felt were rational also aided performance.
   Continuing Wasatch's tradition of hands-on fundamental analysis, we made a number of trips to Asia and Europe to meet face to face with companies' management teams and tour their facilities. We gained some excellent insights into broad technology themes that we believe will be of long term importance in the U.S. and abroad.
   We have invested in what we believe are the leaders in technology themes that include: (1) continuing increase in spending on information technology (IT) and IT security applications by government and business, (2) global buildout of infrastruc ture for wireless telecommunications, (3) trend toward smaller, faster semiconductors, (4) trend toward outsourcing and companies focusing on their core competencies, (5) increasing number of drugs being developed by biotechnology and genetic research firms, and (6) proliferation of electronics.
   The Fund's investments in medical technology companies contributed significantly to the Fund's outperformance of the benchmarks. A number of large positions, in particular those that reported strong earnings growth, were rewarded with stock price increases. We trimmed or sold medical technology holdings that we believed had little addi tional room for stock price appreciation.
   This added to the Fund's cash position. Throughout the year, the Fund had a higher level of cash than we would like. This was because we saw limited opportunities to make rationally-priced investments in companies that met our high quality standards.
   Market volatility in the aftermath of September 11th provided opportunities

                                                             Annual Report------

WASATCH GLOBAL TECHNOLOGY FUND-PORTFOLIO SUMMARY
------------------------------------------------

to invest in some technology leaders at prices that were more attractive than they have been in years. We feel these new investments raise the overall quality of the Fund's portfolio and help form a strong base for future performance.

OUTLOOK
-------

   It is impossible to say when technology stocks will return to favor, but we have no doubt that technology will continue to play an important role in the global economy. We believe Wasatch's intensive, hands-on research process will continue to help us identify technology companies that have the potential to grow to dominate their industries and be outstanding long term investments.
   We appreciate the trust you have shown by investing in the Global Technology Fund. We pledge to continue investing with discipline and care.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
----------------------------

                                       1 YEAR      5 YEARS     SINCE INCEPTION*
--------------------------------------------------------------------------------
WASATCH GLOBAL TECHNOLOGY FUND           N/A         N/A           -19.80%
--------------------------------------------------------------------------------
Past performance is not indicative of future results.

                         GROWTH OF A $10,000 INVESTMENT
                         ------------------------------

                Wasatch Global        Russell 2000            Nasdaq Composite
               Technology Fund      Technology Index                Index
12/19/2000          10,000              10,000                    10,000
12/31/2000          10,290               9,579                     9,414
1/31/2001           11,980              11,532                    10,567
2/28/2001            9,570               8,313                     8,203
3/31/2001            7,990               6,990                     7,018
4/30/2001            9,980               8,114                     8,072
5/31/2001           10,450               8,045                     8,052
6/30/2001           10,930               8,457                     8,248
7/31/2001           10,580               7,324                     7,738
8/31/2001           10,010               6,592                     6,893
9/30/2001            8,020               5,098                     5,725


                 ------Month Ends Through September 30------

*Inception: December 19, 2000.

The Russell 2000 Technology Index is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science.

The Nasdaq Composite Index is unmanaged and measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted. This means each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. Due to their number and size, technology stocks tend to dominate the direction of the Index.

------Annual Report

WASATCH GLOBAL TECHNOLOGY FUND-PORTFOLIO SUMMARY
------------------------------------------------

TEN LARGEST HOLDINGS*
---------------------

 1.  PEC SOLUTIONS, INC.          7%
     Professional technology
     services.

 2.  SHIRE PHARMACEUTICALS GROUP  6%
     Prescription medications
     developer.
     (United Kingdom)

 3.  CABOT MICROELECTRONICS CORP. 5%
     Supplier of chemicals to the
     semiconductor industry.

 4.  POLYCOM, INC.                5%
     Products for broadband audio
     and video communications.

 5.  WIRELESS FACILITIES, INC.    5%
     Telecommunications industry
     services.

 6.  ACCREDO HEALTH, INC.         4%
     Services for individuals
     with chronic diseases.

 7.  O2MICRO INTERNATIONAL LTD.   4%
     Semiconductors that increase
     power efficiency in electronic
     devices.
     (Cayman Islands)

 8.  CIMA LABS INC.               4%
     Fast-dissolve, enhanced-
     absorption oral drug delivery
     systems.

 9.  UTSTARCOM, INC.              4%
     Communications equipment to
     operators of telecommunications
     networks. (China)

10.  COGNIZANT TECHNOLOGY
     SOLUTIONS CORP.              3%
     Professional technology
     services.

*Unless otherwise noted, companies are considered to be United States' companies. Companies denoted as foreign may include companies headquartered, incorporated, doing a majority of business, having substantial revenues or the majority of employees in a country other than the United States.

ASSET ALLOCATION
----------------

Common and Preferred Stocks  93.9%
Cash & Other Assets           6.1%

SECTOR BREAKDOWN
----------------

Computers                    24.1%
Pharmaceutical & Medical     18.1%
Telecommunications           15.5%
Electronics & Semiconductors 13.2%
Business Services             7.5%
Health Care                   5.7%
Chemicals                     5.0%
Other                         4.8%

                                                             Annual Report------

WASATCH SMALL CAP GROWTH FUND-PORTFOLIO SUMMARY
-----------------------------------------------

SEPTEMBER 30, 2001

(PHOTO)
JEFF CARDON, CFA--LEAD MANAGER

   The Small Cap Growth Fund is best suited for long term investors who can tolerate the greater risks and volatility that are inherent with investments in small company stocks.

REVIEW OF THE YEAR
------------------

   Although the Small Cap Growth Fund is down over the past year, the Fund has enjoyed strong performance over the long run. The Fund was down 8.61% in the 12 months ended Septem ber 30, 2001 while its benchmark, the Russell 2000 Index, a widely recognized measure for the performance of small company stocks, dropped 21.21%.
   For the three years ended September 30th, the Fund's average annual return was 26.76% versus 5.00% for the Russell 2000. Over the past five years, the Fund's average annual return was 16.35% compared to just 4.54% for the Index. For 10 years, the Fund's average annual return was 14.98% compared to 10.01% for the Russell 2000.
   We believe our strategy of investing in companies that have strong market positions, sustainable competitive advantages and solid balance sheets has served us well. During difficult times, the market becomes particularly sensitive to companies' quality. We feel this "flight to quality" is a reason the Fund did well relative to the overall market.
   However, companies in the Fund's portfolio have not been immune to the weakening economy. These companies typically grow earnings in excess of 15% annually. This was not the case over the past 12 months. Many companies failed to produce the earnings growth we expected, resulting in flat earnings growth for the overall portfolio. Most of the earnings shortfall was concentrated in our technology holdings. This is highly unusual for us, yet we do take some comfort in the fact that our earnings performance has been much better than that of the typical public company.
   Throughout the year, the Fund's best performing stocks were core holdings in industries such as health care that typically experience stable demand for products and services. Not surprisingly, our worst performers were technology holdings, particularly our software investments. The weakening economy clearly affected this industry as many customers chose to defer purchases of big ticket items such as software.
   The Fund's weighting in the technology sector was somewhat lower at the end of September than it was a year ago. This was the result of declining technology stock prices and lack of opportunities to invest in companies that met our quality and price parameters. Our "watch list" contains a number of technology companies that we believe are high quality. We are excited about the prospects of investing in good technology companies at rational prices during this period of economic weakness.
   Compared to the Russell 2000, the Fund was heavily weighted in the health care sector. During the year, we found an abundance of health care companies

------Annual Report

WASATCH SMALL CAP GROWTH FUND-PORTFOLIO SUMMARY
-----------------------------------------------

that met our strict investment standards. The stock prices of a number of our core health care holdings increased more than 50% in the past 12 months. We feel the health care sector remains an excellent place to find small companies with superior growth opportunities. We believe growth will be driven by an aging American population's increasing demand for high quality health care.
   The Fund's consumer discretionary sector had significant weightings in business services and retail companies. Business services holdings generally held up better than retail holdings. Many retail companies struggled as they faced unfavorable business conditions and waning consumer confidence.

OUTLOOK
-------

   The Fund's assets are invested in companies that we believe have the financial strength, competitive advantages and market positions that will help them weather the challenging economic and business conditions we foresee. We also believe these favorable characteristics will enable our companies to grow at their historical rates once our economy turns around.
   Thank you for trusting your hard earned money to Wasatch. We are working hard every day to reward that trust.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
----------------------------

                                       1 YEAR        5 YEARS      10 YEARS
-----------------------------------------------------------------------------
WASATCH SMALL CAP GROWTH FUND          -8.61%        16.35%        14.98%
-----------------------------------------------------------------------------
Past performance is not indicative of future results.

                         GROWTH OF A $10,000 INVESTMENT
                         ------------------------------

                   Wasatch Small Cap
                     Growth Fund          Russe1l 2000 Index
9/30/1991               10,000                10,000
9/30/1992                9,770                10,894
9/30/1993               13,260                14,506
9/30/1994               14,169                14,894
9/30/1995               19,155                18,374
9/30/1996               18,945                20,788
9/30/1997               24,525                27,687
9/30/1998               19,832                22,422
9/30/1999               29,541                26,697
9/30/2000               44,202                32,942
9/30/2001               40,394                25,956


                   ------Fiscal Years Ended September 30------

The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry as accurately capturing the universe of small company stocks.

                                                            Annual Report------

WASATCH SMALL CAP GROWTH FUND-PORTFOLIO SUMMARY
-----------------------------------------------


TEN LARGEST HOLDINGS
--------------------

 1.  ORTHODONTIC CENTERS
     OF AMERICA, INC.             4%
     Practice management for
     orthodontists.

 2.  O'REILLY AUTOMOTIVE, INC.    4%
     Automotive parts retailer/
     distributor.

 3.  AMERIPATH, INC.              3%
     Anatomic pathology services.

 4.  POLYCOM, INC.                3%
     Products for broadband audio
     and video communications.

 5.  CHICO'S FAS, INC.            3%
     Women's designer apparel
     retailer.

 6.  CABOT MICROELECTRONICS CORP. 3%
     Supplier of chemicals to the
     semiconductor industry.

 7.  AMSURG CORP.                 2%
     Outpatient surgery centers.

 8.  CHRISTOPHER & BANKS CORP.    2%
     Women's specialty apparel
     retailer.

 9.  MYRIAD GENETICS, INC.        2%
     Research tools for
     biotechnology.

10.  EXPRESS SCRIPTS, INC.,
     CLASS A                      2%
     Pharmacy benefits manager.


ASSET ALLOCATION
----------------

Common & Preferred Stocks      84.2%
Cash & Other Assets            15.8%

SECTOR BREAKDOWN
----------------

Retail                         16.7%
Health Care                    14.5%
Pharmaceutical & Medical       10.8%
Business Services               8.8%
Telecommunications              8.8%
Electronics & Semiconductors    8.1%
Computers                       7.0%
Transportation                  4.8%
Chemicals                       2.7%
Financial Services              2.0%

------Annual Report

WASATCH CORE GROWTH FUND-PORTFOLIO SUMMARY
------------------------------------------

SEPTEMBER 30, 2001

(PHOTO)
SAMUEL S. STEWART, JR., PHD, CFA--
LEAD MANAGER, JB TAYLOR--CO-MANAGER

   The Wasatch Core Growth Fund seeks long term growth of capital through investments in stable companies that we believe are high quality and have the potential to grow steadily for long periods of time. In addition, we seek to invest in these companies at reasonable prices. The Core Growth Fund is the most conservative of the Wasatch Equity Funds. However, the Fund will experience volatility and is best suited for long term investors.

REVIEW OF THE YEAR
------------------

   In the 12 months ended September 30, 2001, the Core Growth Fund enjoyed exceptional performance. The Fund gained 22.63% while the Russell 2000 Index, a widely used measure for the perform ance of small company stocks, lost 21.21%. In the declining market of the last three months of the period the Fund lost 16.62% and the Russell 2000 lost 20.79%.
   Core Growth's long term track record is outstanding. The Fund's average annual returns were 19.84% for five years and 16.98% for 10 years while the Russell 2000 returned 4.54% and 10.01%, respectively.
   A major factor in the Fund's excellent results was strong earnings growth. Average annual earnings growth for com panies held by the Fund exceeded our 15% minimum target. We are extremely pleased with these results especially when many public companies reported negative growth over the past 12 months.
   We believe the earnings growth achieved by the Fund's holdings under challenging circumstances was directly correlated to our strategy of investing in stable companies that are well-managed, have strong market positions, sustainable competitive advantages and solid balance sheets. Seeking to invest in companies with these qualities at reasonable prices led to heavy weightings in the health care, consumer discretion ary and financial services sectors.
   The Fund's health care holdings contributed the most to performance over the past 12 months. The Fund was overweighted in health care compared to the Russell 2000 and our holdings outperformed. Two companies, Lincare Holdings Inc., a provider of in-home respiratory therapy services, and Pediatrix Medical Group Inc., a national network of neonatalogists, benefited from strong stock price increases.
   Stable demand for products and services was a key reason many of the Fund's health care companies held up better than other companies in the face of a weakening economy. Stock price increases among our health care holdings caused us to trim these positions and shift assets into companies that we believe are of similar or higher quality but offer better upside potential. This led us to dramatically increase our weighting in the financial services sector.
   Worries about the economy, high levels of credit card debt and consumers' ability to repay loans resulted in declin-

                                                             Annual Report------

WASATCH CORE GROWTH FUND-PORTFOLIO SUMMARY
------------------------------------------

ing stock prices in the financial services sector. AmeriCredit Corp., a sub prime automobile lender, is one of the Fund's largest positions and was one of the best performers until late in the year when worries affecting the sector caused its stock price to decline.
   The Fund's weighting in the con sumer discretionary sector is similar to the Russell 2000's. Our holdings are primarily business services and retail companies. They outperformed the Index and made a positive contribution to performance despite the challenging business and economic environment.
   The Fund typically has few technology holdings and the companies we do hold must meet our strict criteria. This sector made a positive contribution to the Fund's performance while the Russell 2000's technology sector contributed to the Index's decline.

OUTLOOK
-------

   We believe the Core Growth Fund is in a much stronger position for what lies ahead than many other mutual funds. Although the Fund may experience short term declines during the course of the economic recession, we believe our capacity to pursue and achieve the Fund's long term investment objectives remains undiminished.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
----------------------------

                                       1 YEAR        5 YEARS      10 YEARS
----------------------------------------------------------------------------
WASATCH CORE GROWTH FUND               22.63%        19.84%        16.98%
----------------------------------------------------------------------------
Past performance is not indicative of future results.

                         GROWTH OF A $10,000 INVESTMENT
                         -------------------------------


             Wasatch Core Growth Fund    Russell 2000 Index
9/30/1991               10,000                10,000
9/30/1992                9,639                10,894
9/30/1993               11,911                14,506
9/30/1994               12,358                14,894
9/30/1995               17,271                18,374
9/30/1996               19,410                20,788
9/30/1997               26,704                27,687
9/30/1998               22,035                22,422
9/30/1999               28,046                26,697
9/30/2000               39,124                32,942
9/30/2001               47,978                25,956


                   ------Fiscal Years Ended September 30------

The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry as accurately capturing the universe of small company stocks.

------Annual Report

WASATCH CORE GROWTH FUND-Portfolio Summary
------------------------------------------


TEN LARGEST HOLDINGS
--------------------

 1.  AMERICREDIT CORP.            8%
     Sub prime automobile lender.

 2.  UNITED RENTALS, INC.         7%
     Heavy equipment rentals.

 3.  RENT-A-CENTER, INC.          7%
     Rent-to-own store operator.

 4.  ORTHODONTIC CENTERS
     OF AMERICA, INC.             7%
     Practice management for
     orthodontists.

 5.  PEDIATRIX MEDICAL GROUP INC. 5%
     National network of
     neonatalogists.

 6.  METRIS COMPANIES INC.        4%
     Direct marketer of consumer
     credit products.

 7.  FIDELITY NATIONAL
     FINANCIAL, INC.              4%
     Comprehensive services for
     real estate professionals.

 8.  CSG SYSTEMS INT'L., INC.     3%
     Services for
     telecommunications businesses.

 9.  COPART, INC.                 3%
     Vehicle salvage services.

10.  RENAL CARE GROUP, INC.       3%
     Dialysis services to patients
     with chronic kidney failure.

ASSET ALLOCATION
----------------

Common Stocks            93.5%
Cash & Other Assets       6.5%

SECTOR BREAKDOWN
----------------

Financial Services       24.6%
Health Care              23.1%
Rental & Leasing
Services                 14.3%
Business Services         8.9%
Retail                    7.4%
Other                     4.7%
Telecommunications        3.8%
Electronics &
Semiconductors            3.4%
Transportation            3.3%

                                                             Annual Report------

WASATCH SMALL CAP VALUE FUND-PORTFOLIO SUMMARY
----------------------------------------------

SEPTEMBER 30, 2001

(PHOTO)
JIM LARKINS, MBA--CO-MANAGER WITH ROBERT GARDINER, CFA AND SAM STEWART, PHD, CFA

   The Small Cap Value Fund seeks long term growth of capital through investments in companies with market capitalizations of less than $1.5 billion whose stocks are selling at a substan tial discount to what we believe is the com pany's underlying value. The Fund is designed for long term investors who have assessed their tolerance for risk and volatility.

REVIEW OF THE YEAR
------------------

   The Small Cap Value Fund gained 18.04% in the 12 months ended September 30, 2001. The Fund's return was significantly greater than the 5.61% gain of the Russell 2000 Value Index, a widely recognized measure for the performance of value-oriented small company stocks.
   The Fund's average annual return of 33.69% for three years far exceeded the Russell 2000 Value's return of 8.84%. The Fund declined along with the rest of the market following the tragic and extraordinary events of September
11th. As a result, the Fund finished the three months ended September 30th down 10.48% while the Russell 2000 Value was down 13.34%. Over the past 12 months, value stocks generally outperformed growth stocks. Growth stocks lost favor as an increasing number of companies reported disappointing earnings growth. Investors shifted assets into value stocks as they worried about high stock prices in the face of declining earnings.
   We made quite a few changes in the Fund's holdings over the past 12 months as we worked diligently to keep the Fund well positioned with investments in undervalued small companies.
   The strong performance of health care stocks over the past 12 months caused us to dramatically reduce our exposure to this sector. A year ago, the Fund's health care weighting was 24%. By the end of September 2001, it was 4%. The reduction was achieved by systematically trimming or selling health care holdings whose stock prices exceeded what we believed was their fair market value. Selling these holdings enabled us to lock in a nice profit from the health care sector that greatly contributed to the Fund's strong results.
   Much of the cash raised from the sale of health care stocks was put to work in the financial services sector. The Fund went from being underweighted compared to the Russell 2000 Value a year ago to closely matching the Index's weighting by the end of September. Our extensive research of individual financial services companies helped us recognize what we believe are outstanding values. While financial services stocks may remain out of favor for some time due to concerns about the economy and consumer indebtedness, we believe that our holdings have the potential to be among the top performers when these stocks return to favor.
   The Fund's holdings in the consumer discretionary sector consist primarily of

------Annual Report

WASATCH SMALL CAP VALUE FUND-PORTFOLIO SUMMARY
----------------------------------------------

business services and retail companies. We were overweighted in this sector compared to the Russell 2000 Value and our holdings outperformed.
   In the auto and transportation sector, the Fund was also overweighted and outperformed. Keystone Automotive Industries, Inc., a manufacturer of after market parts for cars and light trucks, was a strong performer. On the other hand, Frontier Airlines, Inc., aregional passenger carrier, was hit hard in late September as was HEICO Corp., a holding in the producer durables sector that manufactures jet engine parts.


OUTLOOK
-------

   We believe our efforts to reposition the Fund have resulted in a portfolio of companies that have the potential to be outstanding long term investments.
   Although stocks may not rise significantly in the months ahead, we believe that patient investors who maintain a long term focus will be rewarded as the U.S. economy emerges from the current downturn and business conditions become more favorable.
   We want to thank you for your investment in the Small Cap Value Fund.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
----------------------------

                                       1 YEAR      5 YEARS     SINCE INCEPTION*
-------------------------------------------------------------------------------
WASATCH SMALL CAP VALUE FUND           18.04%        N/A           22.41%
-------------------------------------------------------------------------------
Past performance is not indicative of future results.

                         GROWTH OF A $10,000 INVESTMENT
                         -------------------------------

                  Small Cap Value Fund            Russell 2000 Value Index
12/17/1997               10,000                             10,000
 9/30/1998                9,000                              8,767
 9/30/1999               12,150                              9,278
 9/30/2000               18,218                             10,703
 9/30/2001               21,505                             11,303

                   ------Fiscal Years Ended September 30------

*Inception: December 17, 1997.
The Russell 2000 Value Index is an unmanaged total return index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

                                                             Annual Report------

WASATCH SMALL CAP VALUE FUND-PORTFOLIO SUMMARY
----------------------------------------------


TEN LARGEST HOLDINGS
-------------------

1. HEALTH CARE PROPERTY
   INVESTORS, INC.                   5%
   Health care REIT.

2. NATIONWIDE HEALTH
   PROPERTIES, INC.                  4%
   Health care REIT.

3. UNITED RENTALS, INC.              4%
   Mid to heavy equipment rentals.

4. AMERICREDIT CORP.                 3%
   Sub prime automobile lender.

5. FTI CONSULTING, INC.              3%
   Business consulting for financial
   restructuring and litigation support.

6. METRIS COMPANIES INC.             3%
   Direct marketer of consumer
   credit products.

7. MICROFINANCIAL INC.               3%
   Equipment leasing and rentals
   to small businesses.

8. RENT-A-CENTER, INC.               3%
   Rent-to-own store operator.

9. GLOBAL IMAGING SYSTEMS, INC.      3%
   Office imaging equipment sales and
   service.

10.AMERICAN CAPITAL
   STRATEGIES, LTD.                  2%
   Debt and equity financing for
   mid-size businesses.

ASSET ALLOCATION
----------------

Common Stocks 86.2%
Cash & Other Assets   13.8%

SECTOR BREAKDOWN
----------------

Financial Services19.9%
Rental & Leasing Services         10.2%
Retail                            10.0%
Other                              9.6%
Electronics & Semiconductors       9.1%
Real Estate & REITS                9.1%
Transportation                     8.1%
Business Services                  6.3%
Health Care                        3.9%

------Annual Report

WASATCH MICRO CAP FUND-PORTFOLIO SUMMARY
----------------------------------------

SEPTEMBER 30, 2001

(PHOTO)
ROBERT GARDINER, CFA--LEAD MANAGER

  The Micro Cap Fund seeks long term growth of capital through investments in growing companies with market capitalizations of less than $500 million at the time of initial purchase. The Fund is best suited for long term investors who can tolerate the greater risks and volatility that are inherent with investments in micro cap stocks.

REVIEW OF THE YEAR
------------------

  In the 12 months ended September 30, 2001, the Micro Cap Fund gained 16.32% compared to a loss of 21.21% for the Russell 2000 Index, a widely used measure for the performance of small company stocks. The Fund's outstanding performance was achieved in an environment that became increasingly difficult as the year progressed. In the three months ended September 30th, the Fund declined 8.58% while the Russell 2000 declined 20.79%.
  The Fund's returns over longer time periods are excellent. The Fund's average annual return was 37.96% for three years and 28.21% for five years compared to the Russell's average annual returns of 5.00% and 4.54%, respectively.
  In the past 12 months, the Fund was overweighted in the health care and consumer discretionary sectors compared to the Russell 2000.
  The Fund's health care holdings were big contributors to performance while the health care sector hurt the Index.
  Several of the Fund's largest positions were health care companies that also ranked among top performers. These companies were ICUMedical, Inc., CorVel Corporation, AmSurg Corpora tion and American Healthways, Inc.
  The Fund's holdings in the consumer discretionary sector are primarily business services and retail companies. In general, companies that reported strong earnings growth enjoyed rising stock prices while those that failed to meet earnings expectations suffered stock price declines. Retailers faced a particularly tough business environment that caused several holdings to encounter earnings difficulties. Among these were The Men's Wearhouse, Inc. and Hibbett Sporting Goods, Inc. On the other hand, 99 Cents Only Stores, a discount retailer, reported strong sales and a stock price increase of 77%.
  The Fund's weighting in the technology sector was about the same as the Russell 2000's. The Russell's technology sector declined significantly and was the biggest contributor to the Index's negative performance. In contrast, the Fund's technology sector made a positive contribution to performance due to some timely purchases and sales of technology stocks. We sold at a profit two long time holdings in the semiconductor industry, Micrel, Inc. and Microchip Technology, Inc.
  The Fund was underweighted in the financial services sector compared to the Russell 2000. This sector was up significantly more in the Fund than in the Index. First Cash Financial Services, Inc. was the biggest contributor with a

                                                             Annual Report------

WASATCH MICRO CAP FUND-PORTFOLIO SUMMARY
----------------------------------------

stock price increase of 242%. We sold First Cash because we felt the stock had become overvalued.
  The auto and transportation sector, although only a small part of the Fund, made a solid contribution to perform ance. Knight Transportation, Inc., a long haul trucking and logistic services company, led the way and added to the Fund's overall performance due to the size of our position.
  The Fund's gain over the past 12 months was the result of stock price appreciation from many companies in a variety of industries.

OUTLOOK
-------

  There's no question that the economic and business environment we face is challenging. We believe the best way to help you as you pursue your long term investment objectives is to stick to what we do best. We will continue to concentrate our efforts on finding micro cap companies that follow the kinds of sound business and financial practices that give them the potential to achieve success and be rewarding investments.
  We appreciate your investment in the Wasatch Micro Cap Fund.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
----------------------------

                            1 YEAR       5 YEARS          SINCE INCEPTION
-----------------------------------------------------------------------
WASATCH MICRO CAP FUND      16.32%        28.21%                 31.01%
-----------------------------------------------------------------------
Past performance is not indicative of future results.

                         GROWTH OF A $10,000 INVESTMENT
                        --------------------------------

                Wasatch Micro Cap Fund   Russell 2000 Index
6/19/1995               10,000                10,000
9/30/1995               13,600                11,042
9/30/1996               15,750                12,492
9/30/1997               22,771                16,638
9/30/1998               20,779                13,474
9/30/1999               28,619                16,044
9/30/2000               46,900                19,796
9/30/2001               54,556                15,598

                  ------Fiscal Years Ended September 30------


*Inception: June 19, 1995.

The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry as accurately capturing the universe of small company stocks.

------Annual Report

WASATCH MICRO CAP FUND-PORTFOLIO SUMMARY
-----------------------------------------------------------------------


TEN LARGEST HOLDINGS
--------------------

1. AMSURG CORP                                  5%
   Outpatient surgery centers

2. ICU MEDICAL, INC.                            4%
   Disposable connectors for
   intravenous therapy

3. CORVEL CORPORATION4%
   Case management and cost
   containment services for workers'
   compensation

4. RESOURCES CONNECTION, INC                    3%
   Outsource provider of professional
   business services

5. CABOT MICROELECTRONICS CORP                  3%
   Supplier of chemicals to the
   semiconductor industry

6. O2MICRO INTERNATIONAL LTD                    3%
   Semiconductors that increase power
   efficiency in electronic devices

7. AMERICAN HEALTHWAYS, INC                     3%
   Health care services for diabetics

8. KNIGHT TRANSPORTATION, INC                   2%
   Long haul trucking and logistic services

9. NATIONAL DENTEX CORP                         2%
   Dental laboratories

10.GLOBAL IMAGING SYSTEMS, INC                  2%
   Office imaging equipment sales and service


ASSET ALLOCATION
----------------

Common & Preferred Stocks   84.5%
Cash & Other Assets         15.5%

SECTOR BREAKDOWN
----------------

Health Care                      15.4%
Pharmaceutical & Medical         12.7%
Electronics & Semiconductors     11.7%
Retail                           11.2%
Other                            10.8%
Business Services                 9.0%
Computers                         5.1%
Transportation                    4.6%
Financial Services                4.0%

                                                             Annual Report------

WASATCH-HOISINGTON U.S. TREASURY FUND-PORTFOLIO SUMMARY
-------------------------------------------------------
SEPTEMBER 30, 2001

(PHOTO)
VAN R. HOISINGTON--LEAD MANAGER

  The U.S. Treasury Fund seeks to provide a rate of return that exceeds the rate of inflation over a business cycle by investing in U.S. Treasury securities with an emphasis on both income and capital appreciation.

REVIEW OF THE YEAR
------------------

  The Fund has continued to produce outstanding results. For the 12 months ended September 30, 2001, the Fund's return was 12.89%, virtually identical to the Lehman Bros. Aggregate Bond Index's return of 12.95%. Over the past five years, the Fund had far better results than the Index. The Fund's average annual return of 9.29% easily beat the Lehman Aggregate's average annual return of 8.06%.
  The Fund's exceptional returns were captured entirely from investments in U.S. Treasury securities while the Lehman Aggregate includes investments in U.S. agency securities as well as corporate bonds and mortgages, all of which carry higher credit risk than U.S. Treasury securities.
  The Fund's double-digit return in the past 12 months reflected a fall in the 30-year Treasury bond yield to 5.41% at the end of September, down from 5.88% a year earlier. The drop in yield resulted in price appreciation of the long-dated Treasury securities (maturities longer than 20 years) held in your Fund.
  The long end of the Treasury bond market benefited from a sharp decline in the inflation rate as the U.S. economy experienced recessionary conditions. The economy faltered due to six deeply embedded structural and often interconnected fundamental imbalances (1) a decade of investment led growth saddled the world economy with excess production capacity, (2) record levels of debt relative to income leveraged the private sector to an unprecedented degree, (3) large purchases of new consumer and capital goods created minimal pent-up demand, (4) lower stock prices and increased indebtedness resulted in an unparalleled decline in net consumer wealth, (5) monetary policy has failed to work in the traditional way, and (6) the global economy entered the first synchronized downturn since the early 1970s.
  Prior to September 11th, consumers were retrenching in almost all areas of discretionary spending except housing. The domestic business sector and the global economy were also in a sharp contraction and no upturn was apparent. Industrial firms as well as those in build ing and plant construction had been in recession for six to 12 months. Service sector firms had not been immune to the slump in industrial activity for months before the Septem ber disaster. According to the Organiza tion for Economic Cooperation and Development (OECD), real gross domestic product (GDP) was down 0.1% in the second quarter for the 30 largest economies in the world. The European Union was also contracting by 0.1%. Further, the OECD's leading economic index sank to a new low in the latest month.

------Annual Report

WASATCH-HOISINGTON U.S. TREASURY FUND-PORTFOLIO SUMMARY
-------------------------------------------------------


OUTLOOK
-------

  The events of September 11th shattered the normal routine of many important sectors. Not surprisingly, previously fragile consumer and business confidence dropped even more. The late September drop in consumer confidence matched the reaction to the Arab Oil Embargo of 1973 and the invasion of Kuwait in 1990. The attacks worsened all six pre-existing economic problems. The U.S. faces a continuation of the already protracted recession, followed by a period of sub par growth and rising unemployment. During and immediately after all post WWII recessions, the key inflation rate fell by 3%. A similar replay creates the risk of mild and intermittent deflation. Even if deflation is avoided, inflation is heading toward zero. Such an environment will become increasingly favorable for investors in long term U.S. Treasury bonds. We believe the prospects for the Wasatch-Hoisington U.S. Treasury Fund remain excellent.

-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
----------------------------

                                           1 YEAR   5 YEARS 10 YEARS
-----------------------------------------------------------------------
WASATCH-HOISINGTON U.S. TREASURY FUND      12.89%    9.29%     7.47%
-----------------------------------------------------------------------
Past performance is not indicative of future results.

                         GROWTH OF A $10,000 INVESTMENT
                         ------------------------------

                Wasatch-Hoisington                 Lehman Bros.
                U.S. Treasury Fund               Aggregate Index
9/30/1991           10,000                            10,000
9/30/1992           10,844                            11,255
9/30/1993           11,255                            12,378
9/30/1994           11,425                            11,979
9/30/1995           12,621                            13,663
9/30/1996           13,178                            14,332
9/30/1997           14,922                            15,725
9/30/1998           18,548                            17,535
9/30/1999           16,572                            17,472
9/30/2000           18,202                            18,693
9/30/2001           20,548                            21,116

The Lehman Brothers Aggregate Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody's Investors Service, Standard & Poor's, or Fitch Investor's Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and nonconvertible. All corporate and asset-backed securities must be registered with the SEC; must be publicly issued.

                                                             Annual Report------

WASATCH-HOISINGTON U.S. TREASURY FUND-PORTFOLIO SUMMARY
-----------------------------------------------------------------------


HOLDINGS/MATURITY DATE
----------------------

1. U.S. TREASURY STRIP                 18%
   11/15/2021

2. U.S. TREASURY BOND                  17%
   2/15/2031

3. U.S. TREASURY BOND                  15%
   11/15/2024

4. U.S. TREASURY BOND                  12%
   8/15/2027

5. U.S. TREASURY BOND                   9%
   11/15/2026

6. U.S. TREASURY BOND                   7%
   11/15/2027

7. U.S. TREASURY BOND                   6%
   2/15/2027

8. U.S. TREASURY BOND                   5%
   8/15/2025

9. U.S. TREASURY STRIP                  4%
   8/15/2025

10 U.S. TREASURY BOND                   3%
   8/15/2026



ASSET ALLOCATION
----------------

U.S. Treasury Bonds & Strips     97.7%
Cash & Other Assets               2.3%


------Annual Report

                 (This page intentionally left blank.)

                                                             Annual Report------

ULTRA GROWTH FUND-SCHEDULE OF INVESTMENTS
-----------------------------------------

SEPTEMBER 30, 2001

  NUMBER
 OF SHARES                                                               VALUE
--------------------------------------------------------------------------------

               COMMON AND PREFERRED STOCKS 92.6%
               ---------------------------------

               BIOTECHNOLOGY RESEARCH AND PRODUCTION 0.2%
    34,425     Lynx Therapeutics, Inc.*                               $   81,931
     3,950     Myriad Genetics, Inc.*                                    121,028
                                                                      ----------
                                                                         202,959
                                                                      ----------

               CHEMICALS 3.2%
    56,575     Cabot Microelectronics Corporation*                     2,733,138
                                                                      ----------

               COMMUNICATIONS TECHNOLOGY 4.5%
    28,900     Catapult Communications Corporation*                      397,664
               109,650 Metro-Optix, Inc., Class B*+                      226,975
               215,000 Metro-Optix, Inc., Class C*+                      445,050
    69,700     Sirenza Microdevices, Inc.*                               309,468
    46,600     Ulticom, Inc.*                                            376,528
   131,400     UTStarcom, Inc.*                                        2,135,250
                                                                      ----------
                                                                       3,890,935
                                                                      ----------

               COMPUTER SERVICES SOFTWARE AND SYSTEMS 13.9%
    15,600     Amdocs Limited*                                           415,740
    37,400     Check Point Software Technologies Ltd.*                   823,548
    92,550     Cognizant Technology Solutions Corporation*             2,073,120
    30,500     Manhattan Associates, Inc.*                               517,280
    24,750     Manugistics Group, Inc.*                                  144,045
    13,400     Mercury Computer Systems, Inc.*                           503,170
   156,625     OPNET Technologies, Inc.*                                 917,823
   325,050     PEC Solutions, Inc.*                                    5,538,852
    85,050     Peregrine Systems, Inc.*                                1,074,181
                                                                      ----------
                                                                      12,007,759
                                                                      ----------

               COMPUTER TECHNOLOGY 3.1%
    58,725     PDF Solutions, Inc.*                                      601,931
    10,985     Synopsys, Inc.*                                           440,607
   219,634     Verisity Ltd.*                                          1,601,132
                                                                      ----------
                                                                       2,643,670
                                                                      ----------

------Annual Report

ULTRA GROWTH FUND-SCHEDULE OF INVESTMENTS
-----------------------------------------

SEPTEMBER 30, 2001

  NUMBER
 OF SHARES                                                               VALUE
--------------------------------------------------------------------------------


               DRUGS AND PHARMACEUTICALS 14.6%
    56,350     Atrix Laboratories, Inc.                               $1,324,214
    31,850     CIMA Labs Inc.*                                         1,934,887
    48,450     Neose Technologies, Inc.*                               1,870,170
    29,000     Northwest Biotherapeutics, Inc., Series D*+               125,570
    18,125     Novavax, Inc.*                                            255,563
   100,496     Priority Healthcare Corporation*                        2,411,904
   112,819     Shire Pharmaceuticals Group Plc*                        4,546,606
     5,300     Vertex Pharmaceuticals Incorporated*                       95,612
                                                                     -----------
                                                                      12,564,526
                                                                     -----------

               EDUCATION SERVICES 3.6%
    55,700     Career Education Corporation*                           3,063,500
                                                                     -----------

               ELECTRICAL AND ELECTRONICS 1.2%
   135,175     DDi Corp.*                                              1,059,772
                                                                     -----------

               ELECTRONICS 2.8%
    93,750     Microtune, Inc.*                                        1,068,750
    61,025     Sanmina Corp.*                                            828,720
    32,425     Supertex, Inc.*                                           494,157
                                                                     -----------
                                                                       2,391,627
                                                                     -----------

               ELECTRONICS--SEMICONDUCTORS/COMPONENTS 3.6%
     6,700     AXT, Inc.*                                                 71,020
    57,175     Integrated Circuit Systems, Inc.*                         730,696
     5,750     Micrel, Inc.*                                             114,655
   160,350     O2Micro International Limited*                          2,108,603
    12,175     Vitesse Semiconductor Corporation*                         94,356
                                                                     -----------
                                                                       3,119,330
                                                                     -----------

               FINANCE--SMALL LOAN 1.6%
    42,950     AmeriCredit Corp.*                                      1,358,079
                                                                     -----------

               FINANCIAL DATA PROCESSING SERVICES AND SYSTEMS 0.3%
    24,950     Euronet Worldwide, Inc.*                                  275,697
                                                                     -----------

               FINANCIAL--MISCELLANEOUS 0.3%
     7,225     Triad Guaranty, Inc.*                                     252,514
                                                                     -----------

               HEALTH CARE FACILITIES 0.4%
   134,700     TLC Laser Eye Centers Inc.*
                                                                         348,873
                                                                     -----------

                                                             Annual Report------

ULTRA GROWTH FUND-SCHEDULE OF INVESTMENTS
-----------------------------------------

SEPTEMBER 30, 2001

  NUMBER
 OF SHARES                                                               VALUE
--------------------------------------------------------------------------------


               HEALTH CARE MANAGEMENT SERVICES 14.7%
    96,575     AmeriPath, Inc.*                                      $ 2,536,060
   129,955     AmSurg Corp.*                                           3,580,260
   160,200     Pediatrix Medical Group Inc.*                           6,534,558
                                                                     -----------
                                                                      12,650,878
                                                                     -----------

               HEALTH CARE SERVICES 7.5%
   114,287     Accredo Health, Incorporated*                           4,160,047
    31,450     Express Scripts, Inc., Class A*                         1,745,475
    14,900     Province Healthcare Company*                              547,426
                                                                     -----------
                                                                       6,452,948
                                                                     -----------

               MACHINERY--SPECIALTY 0.6%
    43,700     ASML Holding N.V.*                                        489,877
                                                                     -----------

               MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 0.2%
    73,300     Align Technology, Inc.*                                   159,794
                                                                     -----------

               MISCELLANEOUS MATERIALS AND COMMODITIES 1.0%
    59,750     Symyx Technologies*                                       881,313
                                                                     -----------

               PRODUCTION TECHNOLOGY EQUIPMENT 0.3%
     8,900     Rudolph Technologies, Inc.*                               219,474
                                                                     -----------

               RETAIL 2.1%
    17,975     Chico's FAS, Inc.*                                        423,311
    14,675     Christopher & Banks Corporation*                          441,864
    50,075     Dollar Tree Stores, Inc.*                                 938,906
                                                                     -----------
                                                                       1,804,081
                                                                     -----------

               SCIENTIFIC EQUIPMENT AND SUPPLIERS 0.8%
    23,100     Biacore International AB ADR*                             537,075
    50,025     ChromaVision Medical Systems, Inc.*                       151,576
                                                                     -----------
                                                                         688,651
                                                                     -----------

               SERVICES--COMMERCIAL 7.2%
    44,000     IQ4HIRE, Inc.*+                                               440
   248,275     Management Network Group, Inc. (The)*                   1,502,064
    69,000     Resources Connection, Inc.*                             1,254,420
    24,975     TMP Worldwide Inc.*                                       709,040
   609,119     Wireless Facilities, Inc.*                              2,722,762
                                                                     -----------
                                                                       6,188,726
                                                                     -----------

------Annual Report

ULTRA GROWTH FUND-SCHEDULE OF INVESTMENTS
-----------------------------------------

SEPTEMBER 30, 2001

  NUMBER
 OF SHARES                                                               VALUE
--------------------------------------------------------------------------------

               TELECOMMUNICATIONS EQUIPMENT 4.3%
   424,350     Metawave Communications Corporation*                 $  1,145,745
   105,350     Polycom, Inc.*                                          2,567,380
                                                                     -----------
                                                                       3,713,125
                                                                     -----------

               UTILITIES--TELECOMMUNICATIONS 0.6%
    35,625     Leap Wireless International, Inc.*                        559,313
                                                                     -----------


               TOTAL COMMON AND
                 PREFERRED STOCKS (COST $89,347,639)                  79,720,559
                                                                     -----------


 PRINCIPAL
  AMOUNT                                                                 VALUE
--------------------------------------------------------------------------------

               SHORT-TERM INVESTMENTS 7.5%
               ---------------------------

              (Variable Rate Demand Deposits)

$6,476,608     UMB Bank Money Market Fiduciary                        $6,476,608
                                                                     -----------

               TOTAL SHORT-TERM INVESTMENTS (COST $6,476,608)          6,476,608
                                                                     -----------


               TOTAL INVESTMENTS (COST $95,824,247) 100.1%            86,197,167


               LIABILITIES LESS OTHER ASSETS (0.1)%                    (100,233)
                                                                     -----------


               NET ASSETS 100.0%                                     $86,096,934
                                                                    ============

               *Non-income producing
               +Security purchased in a private placement transaction or under
                Rule 144A of the Securities Act of 1933 (see Note 9).

        See notes to financial statements.

                                                             Annual Report------

GLOBAL TECHNOLOGY FUND-SCHEDULE OF INVESTMENTS
----------------------------------------------

SEPTEMBER 30, 2001

  NUMBER
 OF SHARES                                                               VALUE
--------------------------------------------------------------------------------

               COMMON AND PREFERRED STOCKS 93.9%
               ---------------------------------

               Unless otherwise noted, companies are considered to be United States' companies. Companies denoted as foreign may include companies headquartered, incorporated, doing a majority of business, having substantial revenues or the majority of employees in a country other than the United States.

               AUTOMOBILES 0.3%
       700     A.C.L.N. Limited* (Cyprus)                             $   27,475
                                                                      ----------

               BIOTECHNOLOGY RESEARCH AND PRODUCTION 0.3%
    11,675     Lynx Therapeutics, Inc.*                                   27,787
                                                                      ----------

               CHEMICALS 5.0%
    11,050     Cabot Microelectronics Corporation*                       533,825
                                                                      ----------

               COMMUNICATIONS TECHNOLOGY 8.2%
     7,200     Catapult Communications Corporation*                       99,072
    84,000     Metro-Optix, Inc., Class C*+                              173,880
    18,200     Sirenza Microdevices, Inc.*                                80,808
     1,700     Sonus Networks, Inc.*                                       5,100
    17,800     Ulticom, Inc.*                                            143,824
    22,625     UTStarcom, Inc.* (China)                                  367,656
                                                                      ----------
                                                                         870,340
                                                                      ----------

               COMPUTER SERVICES SOFTWARE AND SYSTEMS 20.1%
     3,875     Amdocs Limited* (United Kingdom)                          103,269
     7,650     Check Point Software Technologies Ltd.* (Israel)
                                                                         168,453
    16,225     Cognizant Technology Solutions Corporation* (India)       363,440
     8,200     Manhattan Associates, Inc.*                               139,072
     7,200     Manugistics Group, Inc.*                                   41,904
     2,600     Mercury Computer Systems, Inc.*                            97,630
    28,350     OPNET Technologies, Inc.*                                 166,131
    46,350     PEC Solutions, Inc.*                                      789,804
    14,500     Peregrine Systems, Inc.*                                  183,135
     2,400     Simplex Solutions, Inc.*                                   36,288
     1,200     VeriSign, Inc.*                                            50,280
                                                                      ----------
                                                                       2,139,406
                                                                      ----------

               OMPUTER TECHNOLOGY 4.0%
    11,875     PDF Solutions, Inc.*                                      121,719
     1,475     Synopsys, Inc.*                                            59,162
    34,400     Verisity Ltd.* (Israel)                                   250,776
                                                                      ----------
                                                                         431,657
                                                                      ----------

------Annual Report

GLOBAL TECHNOLOGY FUND-SCHEDULE OF INVESTMENTS
----------------------------------------------

SEPTEMBER 30, 2001

   NUMBER
 OF SHARES                                                               VALUE
--------------------------------------------------------------------------------

               DRUGS AND PHARMACEUTICALS 17.6%
     7,025     Atrix Laboratories, Inc.*                              $  165,086
     6,475     CIMA Labs Inc.*                                           393,356
     1,200     Medarex, Inc.*                                             18,120
     5,800     Neose Technologies, Inc.*                                 223,880
     7,000     Northwest Biotherapeutics, Inc., Series D*+                30,310
     4,800     Novavax, Inc.*                                             67,680
    12,600     Priority Healthcare Corporation*                          302,400
    16,775     Shire Pharmaceuticals Group Plc* (United Kingdom)
                                                                         676,032
                                                                      ----------
                                                                       1,876,864
                                                                      ----------

               ELECTRICAL AND ELECTRONICS 1.8%
    24,200     DDi Corp.*                                                189,728
                                                                      ----------

               ELECTRICAL EQUIPMENT AND COMPONENTS 0.2%
    10,000     Elec & Eltek International Company
                  Limited (Singapore)                                     24,900
                                                                      ----------

               ELECTRONICS 3.7%
    17,400     Microtune, Inc.*                                          198,360
    10,275     Sanmina Corp.*                                            139,535
     3,550     Supertex, Inc.*                                            54,102
                                                                      ----------
                                                                         391,997
                                                                      ----------

               ELECTRONICS--SEMICONDUCTORS/COMPONENTS 7.5%
     6,225     Amkor Technology, Inc.* (Korea)                            65,487
     2,700     AXT, Inc.*                                                 28,620
     2,300     Cree, Inc.*                                                33,994
    16,150     Integrated Circuit Systems, Inc.*                         206,397
     2,025     Micrel, Inc.*                                              40,379
    30,875     O2Micro International Limited* (Cayman Islands)
                                                                         406,006
     3,400     Vitesse Semiconductor Corporation*                         26,350
                                                                      ----------
                                                                         807,233
                                                                      ----------

               FINANCIAL DATA PROCESSING SERVICES AND SYSTEMS 0.5%
     4,425     Euronet Worldwide, Inc.*                                   48,896
                                                                      ----------

               HEALTH CARE FACILITIES 0.3%
    13,075     TLC Laser Eye Centers Inc.* (Canada)                       33,864
                                                                      ----------

               HEALTH CARE MANAGEMENT SERVICES 1.3%
     5,275     AmeriPath, Inc.*                                          138,521
                                                                      ----------


                                                             Annual Report------

GLOBAL TECHNOLOGY FUND-SCHEDULE OF INVESTMENTS
----------------------------------------------

SEPTEMBER 30, 2001

  NUMBER
 OF SHARES                                                               VALUE
--------------------------------------------------------------------------------

               HEALTH CARE SERVICES 4.1%
    11,262     Accredo Health, Incorporated* $                           409,937
     1,500     Cambridge Antibody Technology Group Plc*
                  (United Kingdom)                                        29,175
                                                                      ----------
                                                                         439,112
                                                                      ----------

               MACHINERY--SPECIALTY 0.8%
     7,300     ASML Holding N.V.* (Netherlands)                           81,833
                                                                      ----------

               MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 0.2%
     9,875     Align Technology, Inc.*                                    21,528
                                                                      ----------

               MISCELLANEOUS MATERIALS AND COMMODITIES 1.1%
     7,725     Symyx Technologies*                                       113,944
                                                                      ----------

               PRODUCTION TECHNOLOGY EQUIPMENT 0.7%
     3,200     Rudolph Technologies, Inc.*                                78,912
                                                                      ----------

               SCIENTIFIC EQUIPMENT AND SUPPLIERS 1.4%
     5,625     Biacore International AB ADR* (Sweden)                    130,781
     6,575     ChromaVision Medical Systems, Inc.*                        19,922
                                                                      ----------
                                                                         150,703
                                                                      ----------

               SERVICES--COMMERCIAL 7.5%
    30,075     Management Network Group, Inc. (The)*                     181,954
     3,275     TMP Worldwide Inc.*                                        92,977
   116,801     Wireless Facilities, Inc.*                                522,100
                                                                      ----------
                                                                         797,031
                                                                      ----------

               TELECOMMUNICATIONS EQUIPMENT 6.6%
    65,525     Metawave Communications Corporation*                      176,918
    21,650     Polycom, Inc.*                                            527,611
                                                                      ----------
                                                                         704,529
                                                                      ----------

               UTILITIES--TELECOMMUNICATIONS 0.7%
     4,525     Leap Wireless International, Inc.*                         71,043
                                                                      ----------


               TOTAL COMMON AND
                    PREFERRED STOCKS (COST $13,451,298)               10,001,128
                                                                      ----------

------Annual Report

GLOBAL TECHNOLOGY FUND-SCHEDULE OF INVESTMENTS
----------------------------------------------

SEPTEMBER 30, 2001


                                                                       VALUE
--------------------------------------------------------------------------------

               TOTAL INVESTMENTS (COST $13,451,298) 93.9%
                                                                     $10,001,128


               OTHER ASSETS LESS LIABILITIES 6.1%                        647,260
                                                                     -----------


               NET ASSETS 100.0%                                     $10,648,388
                                                                     ===========


               *Non-income producing
               +Security purchased in a private placement transaction or under
                Rule 144A of the Securities Act of 1933 (see Note 9).

               See notes to financial statements.



               At September 30, 2001, Wasatch Global Technology Fund's investments were in the following countries:

                COUNTRY                               %
                ------------------------------------------
                Canada                               0.3
                Cayman Islands                       4.1
                China                                3.7
                Cyprus                               0.3
                India                                3.6
                Israel                               4.2
                Korea                                0.7
                Netherlands                          0.8
                Singapore                            0.2
                Sweden                               1.3
                United Kingdom                       8.1
                United States                       72.7
                                                   -----
                TOTAL                              100.0%
                                                   -----

                                                            Annual Report------

SMALL CAP GROWTH FUND-SCHEDULE OF INVESTMENTS
---------------------------------------------

SEPTEMBER 30, 2001

  NUMBER
 OF SHARES                                                               VALUE
--------------------------------------------------------------------------------

               COMMON AND PREFERRED STOCKS 84.2%
               ---------------------------------

               AEROSPACE 0.2%
    17,300     HEICO Corporation                                     $   259,500
    49,234     HEICO Corporation, Class A                                573,576

                                                                         833,076
                                                                     -----------

               AIR TRANSPORT 0.8%
    85,865     Expeditors International of Washington, Inc.            4,065,708
                                                                     -----------


               BIOTECHNOLOGY RESEARCH AND PRODUCTION 2.7%
    91,100     ArthroCare Corporation*                                 1,785,560
   350,275     InKine Pharmaceutical Company, Inc.*                      269,712
   416,900     Myriad Genetics, Inc.*                                 12,773,816
                                                                     -----------
                                                                      14,829,088
                                                                     -----------

               CHEMICALS 2.7%
   311,850     Cabot Microelectronics Corporation*                    15,065,473
                                                                     -----------

               COMMERCIAL INFORMATION SERVICES 0.8%
   112,000     F.Y.I. Inc.*                                            4,202,240
                                                                     -----------

               COMMUNICATIONS TECHNOLOGY 1.9%
   305,350     Metro-Optix, Inc., Class B*+                              632,075
 1,429,848     Metro-Optix, Inc., Class C*+                            2,959,785
   437,850     UTStarcom, Inc.*                                        7,115,062
                                                                     -----------
                                                                      10,706,922
                                                                     -----------

               COMPUTER SERVICES SOFTWARE AND SYSTEMS 5.7%
   151,075     Cognizant Technology Solutions Corp.*                   3,384,080
   273,900     Embarcadero Technologies, Inc.*                         2,155,593
   170,200     Macrovision Corporation*                                4,835,382
   321,500     Manhattan Associates, Inc.*                             5,452,640
   478,375     Manugistics Group, Inc.*                                2,784,143
   503,485     PEC Solutions, Inc.*                                    8,579,384
   264,750     Peregrine Systems, Inc.*                                3,343,792
    84,875     Stellent Inc.*                                          1,222,200
                                                                     -----------
                                                                      31,757,214
                                                                     -----------
------Annual Report

SMALL CAP GROWTH FUND-SCHEDULE OF INVESTMENTS
---------------------------------------------

SEPTEMBER 30, 2001

 NUMBER
 OF SHARES                                                               VALUE
--------------------------------------------------------------------------------

               COMPUTER TECHNOLOGY 1.3%
   215,247     Computer Network Technology Corp.                     $ 2,264,398
    29,600     PDF Solutions, Inc.*                                      303,400
    39,525     Synopsys, Inc.*                                         1,585,344
   430,675     Verisity Ltd.*                                          3,139,621
                                                                      ----------
                                                                       7,292,763
                                                                      ----------

               DRUGS AND PHARMACEUTICALS 3.3%
   203,350     ILEX Oncology, Inc.*                                    5,339,971
   256,025     Priority Healthcare Corporation*                        6,144,600
   485,575     Salix Pharmaceuticals, Ltd.*                            6,482,426
                                                                      ----------
                                                                      17,966,997
                                                                      ----------

              ELECTRONICS 0.6%
   233,550    Supertex, Inc.*                                          3,559,302
                                                                      ----------

               ELECTRONICS--SEMICONDUCTORS/COMPONENTS 7.5%
   504,900     ASAT Holdings Ltd. ADR*                                 1,388,475
   465,175     Cree, Inc.*                                             6,875,286
   525,375     Integrated Circuit Systems, Inc.*                       6,714,292
   323,218     Microchip Technology, Inc.*                             8,662,242
   729,750     O2Micro International Limited*                          9,596,212
   352,675     Pericom Semiconductor Corporation*                      4,902,183
   327,125     PSi Technologies Holdings, Inc.*                        1,799,188
   297,300     QuickLogic Corporation*                                 1,260,552
                                                                      ----------
                                                                      41,198,430
                                                                      ----------

               FINANCIAL DATA PROCESSING SERVICES AND SYSTEMS 0.3%
    46,350     InterCept Group, Inc. (The)*                            1,550,407
                                                                      ----------

               FINANCIAL INFORMATION SERVICES 1.2%
   278,450     FactSet Research Systems Inc.                           6,755,197
                                                                      ----------

               FINANCIAL--MISCELLANEOUS 0.5%
   106,162     Metris Companies Inc.                                   2,627,510
                                                                      ----------

               HEALTH CARE MANAGEMENT SERVICES 9.5%
   664,110     AmeriPath, Inc.*                                       17,439,529
   491,300     AmSurg Corp.*                                          13,535,315
   878,075     Orthodontic Centers of America, Inc.*                  21,644,549
                                                                      ----------
                                                                      52,619,393
                                                                      ----------

                                                             Annual Report------

SMALL CAP GROWTH FUND-SCHEDULE OF INVESTMENTS
---------------------------------------------

SEPTEMBER 30, 2001

 NUMBER
 OF SHARES                                                               VALUE
--------------------------------------------------------------------------------

               HEALTH CARE SERVICES 5.0%
   212,700     Accredo Health, Incorporated*
                                                                     $ 7,742,280
   217,850     Express Scripts, Inc., Class A*                        12,090,675
   299,350     Lincare Holdings Inc.*                                  7,953,730
                                                                     -----------
                                                                      27,786,685
                                                                     -----------

               JEWELRY, WATCHES AND GEMSTONES 0.4%
   255,325     Whitehall Jewellers, Inc.*                              2,374,523
                                                                     -----------

               MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 4.8%
   538,925     Align Technology, Inc.*                                 1,174,857
   289,861     ICU Medical, Inc.*                                     11,594,440
   215,350     National Dentex Corp.*++                                4,522,350
   320,163     Techne Corp.*                                           9,422,397
                                                                     -----------
                                                                      26,714,044
                                                                     -----------

                RENTAL AND LEASING SERVICES--CONSUMER 0.8%
  198,450       Rent-A-Center, Inc.*                                   4,613,963
                                                                     -----------

               RETAIL 15.5%
   242,311     99 Cents Only Stores*                                   7,838,761
   662,845     Chico's FAS, Inc.*                                     15,610,000
   426,100     Christopher & Banks Corporation*                       12,829,871
   507,875     Dollar Tree Stores, Inc.*                               9,522,656
   389,400     Factory 2-U Stores Inc.*                                5,451,600
   168,711     Hibbett Sporting Goods, Inc.*                           3,956,273
   231,625     Linens 'n Things, Inc.*                                 4,303,593
   296,040     Men's Wearhouse, Inc. (The)*                            5,352,403
   723,625     O'Reilly Automotive, Inc.*                             20,731,856
                                                                     -----------
                                                                      85,597,013
                                                                     -----------

               SERVICES--COMMERCIAL 8.0%
   240,140     Charles River Associates Incorporated*                  4,070,373
   356,350     Copart, Inc.*                                           9,981,363
   399,900     FTI Consulting, Inc.*                                  11,757,060
   258,300     Getty Images, Inc.*                                     2,849,049
   507,980     Resources Connection, Inc.*                             9,235,076
   325,675     West Corporation*                                       6,448,365
                                                                     -----------
                                                                      44,341,286
                                                                     -----------

               TELECOMMUNICATIONS EQUIPMENT 2.9%
   659,300     Polycom,Inc.*                                          16,067,141
                                                                     -----------

------Annual Report

SMALL CAP GROWTH FUND-SCHEDULE OF INVESTMENTS
---------------------------------------------

SEPTEMBER 30, 2001

 NUMBER
 OF SHARES                                                               VALUE
--------------------------------------------------------------------------------

               TRANSPORTATION--MISCELLANEOUS 1.0%
   186,375     C.H. Robinson Worldwide, Inc.                       $   5,397,420
                                                                   -------------

               TRUCKERS 2.8%
   314,250     Forward Air Corporation*                                7,397,445
   431,900     Knight Transportation, Inc.*                            8,270,885
                                                                   -------------
                                                                      15,668,330
                                                                   -------------

               UTILITIES--TELECOMMUNICATIONS 4.0%
    10,000     Alamosa PCS Holdings, Inc.*                               138,500
   168,675     Rural Cellular Corporation*                             4,098,803
   236,450     Triton PCS Holdings*                                    8,985,100
   482,700     UbiquiTel Inc.*                                         3,895,389
   106,015     United States Cellular Corp.*                           5,247,742
                                                                   -------------
                                                                      22,365,534
                                                                   -------------
               TOTAL COMMON AND
                    PREFERRED STOCKS (COST $463,731,782)
                                                                     465,955,659
                                                                   -------------

    PRINCIPAL
     AMOUNT                                                             VALUE
--------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS 15.9%
                ----------------------------
               (Variable Rate Demand Deposits)

$87,935,339     UMB Bank Money Market Fiduciary
                                                                  $  87,935,339
                                                                  -------------

                TOTAL SHORT-TERM INVESTMENTS (COST $87,935,339)
                                                                      87,935,339
                                                                   -------------


                TOTAL INVESTMENTS (COST $551,667,121) 100.1%
                                                                     553,890,998


                LIABILITIES LESS OTHER ASSETS (0.1)%                   (474,716)
                                                                   -------------


                NET ASSETS 100.0%                                  $ 553,416,282
                                                                   =============

               *Non-income producing
               +Security purchased in a private placement transaction or under
                Rule 144A of the Securities Act of 1933 (see Note 9).
              ++Affiliated company (see Note 8). See notes to financial
                statements.

                                                            Annual Report------

CORE GROWTH FUND-SCHEDULE OF INVESTMENTS
----------------------------------------

SEPTEMBER 30, 2001

 NUMBER
 OF SHARES                                                               VALUE
--------------------------------------------------------------------------------


               COMMON STOCKS 93.5%
               -------------------

               AEROSPACE 0.3%
    90,900     HEICO Corporation                                     $ 1,363,500
   112,622     HEICO Corporation, Class A                              1,312,046
                                                                     -----------
                                                                       2,675,546
                                                                     -----------

               AIR TRANSPORT 0.4%
    78,950     Expeditors International of Washington, Inc.            3,738,282
                                                                     -----------

               CHEMICALS 0.5%
   101,125     Cabot Microelectronics Corporation*                     4,885,349
                                                                     -----------

               COMMERCIAL INFORMATION SERVICES 2.0%
   527,750     F.Y.I. Inc.*                                           19,801,180
                                                                     -----------

               COMMUNICATIONS TECHNOLOGY 3.8%
   804,400     CSG Systems International, Inc.*                       32,980,400
   314,375     UTStarcom, Inc.*                                        5,108,594
                                                                     -----------
                                                                      38,088,994
                                                                     -----------

               DIVERSIFIED FINANCIAL SERVICES 0.6%
   122,775     BISYS Group, Inc. (The)*                                6,509,530
                                                                     -----------

               EDUCATION SERVICES 0.4%
   137,750     Bright Horizons Family Solutions, Inc.*                 3,719,250
                                                                     -----------

               ELECTRONICS--SEMICONDUCTORS/COMPONENTS 3.4%
 1,079,150     Amkor Technology, Inc.*                                11,352,658
   934,975     Integrated Circuit Systems, Inc.*                      11,948,981
   393,543     Microchip Technology, Inc.*                            10,546,952
                                                                     -----------
                                                                      33,848,591
                                                                     -----------

               FINANCE--SMALL LOAN 8.0%
 2,505,637     AmeriCredit Corp.*                                     79,228,242
                                                                     -----------

               FINANCIAL DATA PROCESSING SERVICES AND SYSTEMS 0.5%
   428,000     Euronet Worldwide, Inc.*                                4,729,400
                                                                     -----------

               FINANCIAL INFORMATION SERVICES 0.7%
   412,525     Alliance Data Systems Corporation*                      6,703,531
                                                                     -----------

------Annual Report

CORE GROWTH FUND-SCHEDULE OF INVESTMENTS
----------------------------------------

SEPTEMBER 30, 2001

  NUMBER
 OF SHARES                                                               VALUE
--------------------------------------------------------------------------------

               FINANCIAL--MISCELLANEOUS 9.1%
 1,353,432     Fidelity National Financial, Inc.                    $ 36,393,786
 1,623,712     Metris Companies Inc.                                  40,186,872
 1,077,500     Saxon Capital Acquisition Co.*+                         9,665,175
   134,350     Triad Guaranty, Inc.*                                   4,695,533
                                                                    ------------
                                                                      90,941,366
                                                                    ------------

               FOODS 0.2%
   864,000     Want Want Holdings Limited                              1,572,480
                                                                    ------------

               HEALTH CARE FACILITIES 2.5%
   827,800     Renal Care Group, Inc.*                                25,471,406
                                                                    ------------

               HEALTH CARE MANAGEMENT SERVICES 16.2%
   638,425     AmeriPath, Inc.*                                       16,765,041
   822,600     First Health Group Corp.*                              24,167,988
   150,400     MedQuist Inc.*                                          3,782,560
 2,694,481     Orthodontic Centers of America, Inc.*++                66,418,957
 1,211,275     Pediatrix Medical Group Inc.*++                        49,407,907
                                                                    ------------
                                                                     160,542,453
                                                                    ------------

               HEALTH CARE SERVICES 4.4%
   431,825     Express Scripts, Inc., Class A*                        23,966,288
   755,700     Lincare Holdings Inc.*                                 20,078,949
                                                                    ------------
                                                                      44,045,237
                                                                    ------------

               IDENTIFICATION CONTROL AND FILTER DEVICES 0.1%
   294,300     American Bank Note Holographics, Inc.*                    515,025
                                                                    ------------

               INSURANCE--LIFE 0.5%
   156,225     Annuity and Life Re (Holdings), Ltd.                    5,303,839
                                                                    ------------

               INVESTMENT MANAGEMENT COMPANIES 2.5%
 1,071,525     Allied Capital Corporation                             24,377,194
                                                                    ------------

               LEISURE TIME 1.8%
   855,787     SCP Pool Corporation*                                  18,271,052
                                                                    ------------

               MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 1.7%
   428,325     ICU Medical, Inc.*++                                   17,133,000
                                                                    ------------

               RENTAL AND LEASING SERVICES--COMMERCIAL 7.4%
 4,259,250     United Rentals, Inc.*++
                                                                      73,855,395
                                                                    ------------

                                                             Annual Report------

CORE GROWTH FUND-SCHEDULE OF INVESTMENTS
----------------------------------------

SEPTEMBER 30, 2001

  NUMBER
 OF SHARES                                                               VALUE
--------------------------------------------------------------------------------

               RENTAL AND LEASING SERVICES--CONSUMER 6.9%
 2,958,650     Rent-A-Center, Inc.*++                                $68,788,613
                                                                      ----------

               RETAIL 7.4%
   158,200     CDW Computer Centers, Inc.*                             5,723,676
   513,275     Factory 2-U Stores Inc.*                                7,185,850
   152,000     Hibbett Sporting Goods, Inc.*                           3,564,400
 1,334,650     Men's Wearhouse, Inc. (The)*                           24,130,472
   697,520     O'Reilly Automotive, Inc.*                             19,983,948
   863,970     Sonic Automotive, Inc.*                                11,749,992
 3,180,000     Texwinca Holdings Limited                                 968,310
                                                                      ----------
                                                                      73,306,648
                                                                      ----------

               SECURITIES BROKERAGE AND SERVICES 2.7%
   754,325     American Capital Strategies, Ltd.                      20,660,962
   108,375     Investment Technology Group, Inc.                       6,013,729
                                                                      ----------
                                                                      26,674,691
                                                                      ----------

               SERVICES--COMMERCIAL 6.9%
 1,106,700     Copart, Inc.* 30,998,667
   239,600     MAXIMUS, Inc.*                                          9,519,308
   319,475     On Assignment, Inc.*                                    5,137,158
   357,350     Resources Connection, Inc.*                             6,496,623
   561,000     Watson Wyatt & Company Holdings*++                      8,919,900
   373,450     West Corporation*                                       7,394,310
                                                                     -----------
                                                                      68,465,966
                                                                     -----------

               TRANSPORTATION--MISCELLANEOUS 0.4%
   122,400     C.H. Robinson Worldwide, Inc.                           3,544,704
                                                                      ----------

               TRUCKERS 2.2%
   741,045     Forward Air Corporation*                               17,444,199
   218,689     Knight Transportation, Inc.*                            4,187,894
                                                                      ----------
                                                                      21,632,093
                                                                      ----------

               TOTAL COMMON STOCKS (COST $882,597,731)               928,369,057
                                                                      ----------

------Annual Report

CORE GROWTH FUND-SCHEDULE OF INVESTMENTS
----------------------------------------

SEPTEMBER 30, 2001

 PRINCIPAL
  AMOUNT                                                                VALUE
-------------------------------------------------------------------------------

               SHORT-TERM INVESTMENTS 6.4%
               ---------------------------
               (Variable Rate Demand Deposits)

$63,381,191    UMB Bank Money Market Fiduciary                       $63,381,191
                                                                     -----------

               TOTAL SHORT-TERM INVESTMENTS (COST $63,381,191)        63,381,191
                                                                     -----------


               TOTAL INVESTMENTS (COST $945,978,922) 99.9%           991,750,248


               OTHER ASSETS LESS LIABILITIES 0.1%                      1,184,491
                                                                    ------------


               NET ASSETS 100.0%                                    $992,934,739
                                                                   =============


              *Non-income producing
              +Security purchased in a private placement transaction or under
               Rule 144A of the Securities Act of 1933 (see Note 9).
              ++Affiliated company (see Note 8). See notes to financial
               statements.

                                                             Annual Report------

SMALL CAP VALUE FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------

SEPTEMBER 30, 2001

  NUMBER
 OF SHARES                                                               VALUE
--------------------------------------------------------------------------------

               COMMON STOCKS 86.2%
               -------------------

               AEROSPACE 1.9%
   793,145     HEICO Corporation, Class A
                                                                     $ 9,240,139
                                                                     -----------

               AIR TRANSPORT 1.3%
   770,537     Frontier Airlines, Inc.*                                6,380,046
                                                                     -----------

               AUTO PARTS--AFTER MARKET 1.9%
   601,200     Keystone Automotive Industries, Inc.*++                 9,018,000
                                                                     -----------

               BANKS--OUTSIDE NEW YORK CITY 2.1%
   238,024     Columbia Bank System, Inc.*                             3,260,929
   149,000     Hibernia Corporation                                    2,436,150
   367,600     Umpqua Holdings Corporation                             4,539,860
                                                                     -----------
                                                                      10,236,939
                                                                     -----------

               BUILDING MATERIALS 1.0%
   336,725     Building Materials Holding Corp.*                       4,727,619
                                                                     -----------

               COMPUTER SERVICES SOFTWARE AND SYSTEMS 1.1%
   525,575     RWD Technologies, Inc.*                                 1,003,848
   143,600     SPSS Inc.*                                              2,471,356
   499,925     Tanning Technology Corporation*                         1,699,745
                                                                     -----------
                                                                       5,174,949
                                                                     -----------

               ELECTRICAL EQUIPMENT AND COMPONENTS 0.4%
   650,664     PCD Inc.*++                                             1,951,992
                                                                     -----------

               ELECTRONICS 2.5%
   322,775     Nu Horizons Electronics Corp.*                          2,436,951
   626,650     Supertex, Inc.*++                                       9,550,146
                                                                     -----------
                                                                      11,987,097
                                                                     -----------

               ELECTRONICS--SEMICONDUCTORS/COMPONENTS 3.8%
   358,950     Amkor Technology, Inc.*                                 3,776,154
   991,550     ASAT Holdings Ltd. ADR*                                 2,726,763
   187,450     Excel Technology, Inc.*                                 2,948,588
   419,275     Peak International Limited*                             2,553,385
   330,525     Pericom Semiconductor Corporation*                      4,594,298
   141,125     PSi Technologies Holdings, Inc.*                          776,187
   228,475     QuickLogic Corporation*                                   968,734
                                                                     -----------
                                                                      18,344,109
                                                                     -----------

------Annual Report

SMALL CAP VALUE FUND-SCHEDULE OF INVESTMENTS
--------  ----------------------------------

SEPTEMBER 30, 2001

  NUMBER
 OF SHARES                                                               VALUE
--------------------------------------------------------------------------------


               FINANCE COMPANIES 0.6%
   396,661     World Acceptance Corp.*                               $ 2,776,627
                                                                     -----------

               FINANCE--SMALL LOAN 3.4%
   520,825     AmeriCredit Corp.*                                     16,468,487
                                                                     -----------

               FINANCIAL--MISCELLANEOUS 8.5%
   395,065     Fidelity National Financial, Inc.                      10,623,298
   271,800     Financial Federal Corporation*                          6,659,100
   370,610     First Cash Financial Services, Inc.*++                  2,853,697
   621,200     Metris Companies Inc.                                  15,374,700
   656,400     Saxon Capital Acquisition Co.*+                         5,887,908
                                                                     -----------
                                                                      41,398,703
                                                                     -----------

               HEALTH CARE MANAGEMENT SERVICES 3.4%
   254,350     AmeriPath, Inc.*                                        6,679,231
   144,525     Mid Atlantic Medical Services, Inc.*                    3,035,025
   854,075     OrthAlliance, Inc.*++                                   2,175,756
   200,300     Orthodontic Centers of America, Inc.*                   4,937,395
                                                                     -----------
                                                                      16,827,407
                                                                     -----------

               HEALTH CARE SERVICES 0.5%
   309,375     Healthcare Services Group, Inc.*                        2,505,937
                                                                     -----------

               HOME BUILDING 0.5%
    99,925     Crossman Communities, Inc.*                             2,625,030
                                                                    -----------

               INSURANCE--PROPERTY AND CASUALTY 0.6%
    67,725     RLI Corp.                                               2,776,725
                                                                    -----------

               INVESTMENT MANAGEMENT COMPANIES 2.3%
   498,575     Allied Capital Corporation                             11,342,581
                                                                    -----------

               JEWELRY, WATCHES AND GEMSTONES 2.7%
   752,420     Friedman's, Inc.++                                      5,312,085
   857,485     Whitehall Jewellers, Inc.*++                            7,974,611
                                                                     -----------
                                                                      13,286,696
                                                                     -----------

               LEISURE TIME 0.5%
   119,625     Bally Total Fitness Holding Corporation*                2,429,584
                                                                     -----------

               MACHINERY--INDUSTRIAL/SPECIALTY 1.8%
   684,350     Kadant Inc.*++                                          8,828,115
                                                                     -----------

                                                             Annual Report------

SMALL CAP VALUE FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------

SEPTEMBER 30, 2001

  NUMBER
 OF SHARES                                                               VALUE
--------------------------------------------------------------------------------

                MACHINERY--OIL WELL EQUIPMENT AND SERVICES 0.5%
   283,550     Gulf Island Fabrication, Inc.*                        $ 2,415,846
                                                                     -----------

               MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 0.2%
    55,000     Young Innovations, Inc.*                                1,072,500
                                                                     -----------

               METALS FABRICATING 1.2%
   450,450     Encore Wire Corporation*                                5,833,328
                                                                     -----------

               REAL ESTATE 0.6%
    93,800     LNR Property Corporation                                2,809,310
                                                                     -----------

               REAL ESTATE INVESTMENT TRUSTS (REIT) 8.5%
   585,800     Health Care Property Investors, Inc.                   22,524,010
   960,925     Nationwide Health Properties, Inc.                     18,882,176
                                                                     -----------
                                                                      41,406,186
                                                                     -----------

               RENTAL AND LEASING SERVICES--COMMERCIAL 6.9%
 1,100,100     MicroFinancial Incorporated++                          15,126,375
 1,077,575     United Rentals, Inc.*                                  18,685,151
                                                                     -----------
                                                                      33,811,526
                                                                     -----------

               RENTAL AND LEASING SERVICES--CONSUMER 3.3%
   210,000     Rainbow Rentals, Inc.*                                  1,446,900
   625,525     Rent-A-Center, Inc.*                                   14,543,456
                                                                     -----------
                                                                      15,990,356
                                                                     -----------

               RETAIL 7.3%
   432,175     Cato Corporation (The)                                  6,465,338
   126,900     Genesco Inc.*                                           2,062,125
   738,550     Global Imaging Systems, Inc.*                          12,917,239
   675,875     MarineMax, Inc.*                                        4,562,156
   519,969     Men's Wearhouse, Inc. (The)*                            9,401,040
                                                                     -----------
                                                                      35,407,898
                                                                     -----------

               SECURITIES BROKERAGE AND SERVICES 2.4%
   426,925     American Capital Strategies, Ltd.                      11,693,476
                                                                      ----------

               SERVICES--COMMERCIAL 6.3%
   251,230     Charles River Associates Incorporated*                  4,258,348
   559,850     FTI Consulting, Inc.*                                  16,459,590
   499,700     Management Network Group, Inc. (The)*                   3,023,185
   241,995     Monro Muffler Brake, Inc.*                              2,855,541
   363,400     RemedyTemp, Inc.*                                       4,360,800
                                                                      ----------
                                                                      30,957,464
                                                                      ----------

------Annual Report

SMALL CAP VALUE FUND-SCHEDULE OF INVESTMENTS
-----------------------------------------------------------------------

SEPTEMBER 30, 2001

  NUMBER
 OF SHARES                                                               VALUE
--------------------------------------------------------------------------------

               SHOES 2.8%
   613,925     Finish Line, Inc. (The)*                             $  6,661,086
   512,000     Maxwell Shoe Company Inc.*++                            7,168,000
                                                                    ------------
                                                                      13,829,086
                                                                    ------------

               TRUCKERS 3.0%
   149,350     Arkansas Best Corporation*                              3,093,039
    46,000     Landstar System, Inc.*                                  2,944,000
     4,100     Old Dominion Freight Line, Inc.*                           49,118
   249,112     Transport Corporation of America, Inc.*                 1,372,607
   229,875     USA Truck, Inc.*                                        1,689,581
   275,300     Yellow Corporation*                                     5,599,602
                                                                    ------------
                                                                      14,747,947
                                                                    ------------

               UTILITIES--ELECTRICAL 2.4%
   763,100     Sierra Pacific Resources                               11,522,810
                                                                    ------------


               TOTAL COMMON STOCKS (COST $422,047,556)               419,824,515
                                                                   ------------

                                                             Annual Report------

SMALL CAP VALUE FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------

SEPTEMBER 30, 2001

 PRINCIPAL
  AMOUNT                                                               VALUE
-------------------------------------------------------------------------------

               SHORT-TERM INVESTMENTS 13.7%
               ----------------------------

               (Variable Rate Demand Deposits)

$66,614,777    UMB Bank Money Market Fiduciary
                                                                    $ 66,614,777
                                                                    ------------

               TOTAL SHORT-TERM INVESTMENTS (COST $66,614,777)
                                                                      66,614,777
                                                                    ------------


               TOTAL INVESTMENTS (COST $488,662,333) 99.9%
                                                                     486,439,292
                                                                    ------------


               OTHER ASSETS LESS LIABILITIES 0.1%                        655,717
                                                                    ------------


               NET ASSETS 100.0%                                    $487,095,009
                                                                    ============

               *Non-income producing
               +Security purchased in a private placement transaction or under
                Rule 144A of the Securities Act of 1933 (see Note 9).
              ++Affiliated company (see Note 8). See notes to financial
                statements.

------Annual Report

        MICRO CAP FUND-SCHEDULE OF INVESTMENTS
        --------------------------------------

        SEPTEMBER 30, 2001

  NUMBER
 OF SHARES                                                               VALUE
--------------------------------------------------------------------------------
               COMMON AND PREFERRED STOCKS 84.5%
               ---------------------------------

               AEROSPACE 0.3%
    90,805     HEICO Corporation, Class A                            $ 1,057,878
                                                                     -----------

               AUTO AND TRANSPORTATION 0.4%
    29,850     A.C.L.N. Limited*                                       1,171,613
                                                                     -----------

               BANKS--OUTSIDE NEW YORK CITY 0.4%
    74,675     First State Bancorporation                              1,373,273
                                                                     -----------

               BIOTECHNOLOGY RESEARCH AND PRODUCTION 0.5%
    91,300     Embrex, Inc.*                                           1,337,545
    66,475     United-Guardian, Inc.                                     337,028
                                                                     -----------
                                                                       1,674,573
                                                                     -----------

               BUILDING MATERIALS 0.5%
   123,975     Building Materials Holding Corp.*                       1,740,609
                                                                     -----------

               BUILDING--MISCELLANEOUS 0.1%
    40,625     Dominion Homes, Inc.*                                     365,625
                                                                     -----------

               CHEMICALS 2.8%
   188,450     Cabot Microelectronics Corporation*                     9,104,020
                                                                     -----------

               COMMERCIAL INFORMATION SERVICES 0.5%
    46,700     F.Y.I. Inc.*                                            1,752,184
                                                                     -----------

               COMMUNICATIONS TECHNOLOGY 2.1%
   187,125     Catapult Communications Corporation*                    2,574,840
   256,400     Fargo Electronics*                                      1,756,340
    95,930     Metro-Optix, Inc., Class B*+                              198,575
   125,625     Sirenza Microdevices, Inc.*                               557,775
   195,225     Ulticom, Inc.*                                          1,577,418
                                                                     -----------
                                                                       6,664,948
                                                                     -----------

               COMPUTER SERVICES SOFTWARE AND SYSTEMS 4.2%
   138,300     Brio Technology, Inc.*                                    336,069
    40,100     Cognizant Technology Solutions Corp.*                     898,240
    49,825     Embarcadero Technologies, Inc.*                           392,123
    20,300     Macrovision Corporation*                                  576,723
    87,175     Moldflow Corporation*                                     738,372
   640,175     OPNET Technologies, Inc.*                               3,751,426
   343,300     PEC Solutions, Inc.*                                    5,849,832
   485,700     VitalWorks Inc.*                                        1,214,250
                                                                     -----------
                                                                      13,757,035
                                                                     -----------

                                                             Annual Report------

MICRO CAP FUND-SCHEDULE OF INVESTMENTS
--------------------------------------

SEPTEMBER 30, 2001

  NUMBER
 OF SHARES                                                               VALUE
--------------------------------------------------------------------------------

               COMPUTER TECHNOLOGY 0.9%
    34,700     PDF Solutions, Inc.*                                  $   355,675
    15,675     Qualstar Corporation*                                      89,818
   358,400     Verisity Ltd.*                                          2,612,736
                                                                     -----------
                                                                       3,058,229
                                                                     -----------

               DRUGS AND PHARMACEUTICALS 1.7%
   425,250     Bradley Pharmaceuticals, Inc.*++                        3,206,385
    36,712     First Horizon Pharmaceutical Corporation*                 955,626
   111,000     Salix Pharmaceuticals, Ltd.*                            1,481,850
                                                                     -----------
                                                                       5,643,861
                                                                     -----------
               ELECTRICAL EQUIPMENT AND COMPONENTS 0.3%
   361,000     PCD Inc.*                                               1,083,000
                                                                     -----------
               ELECTRONICS 1.2%
   245,050     Supertex, Inc.*                                         3,734,562
                                                                     -----------

               ELECTRONICS--INSTRUMENTS, GAUGES AND METERS 0.9%
   510,000     Computer Access Technology Corporation*                 2,626,500
   104,750     inTEST Corporation*                                       324,725
                                                                     -----------
                                                                       2,951,225
                                                                     -----------
               ELECTRONICS--MEDICAL SYSTEMS 1.0%
   853,600     IRIDEX Corporation*++                                   3,201,000
                                                                     -----------

               ELECTRONICS--SEMICONDUCTORS/COMPONENTS 8.3%
    39,500     AXT, Inc.*                                                418,700
    73,750     Cree, Inc.*                                             1,090,025
   298,725     Excel Technology, Inc.*                                 4,698,944
   459,450     Integrated Circuit Systems, Inc.*                       5,871,771
    18,350     Micrel, Inc.*                                             365,899
   660,350     O2Micro International Limited*                          8,683,602
   157,975     Pericom Semiconductor Corporation*                      2,195,853
   115,300     PLX Technology, Inc.*                                     596,101
   449,400     PSi Technologies Holdings, Inc.*                        2,471,700
   148,000     QuickLogic Corporation*                                   627,520
                                                                     -----------
                                                                      27,020,115
                                                                     -----------
               FINANCE COMPANIES 1.6%
   732,475     World Acceptance Corp.*                                 5,127,325
                                                                     -----------

               FINANCIAL INFORMATION SERVICES 1.5%
   152,375     FactSet Research Systems Inc.                           3,696,617
   144,300     OneSource Information Services, Inc.*                   1,225,107
                                                                     -----------
                                                                       4,921,724
                                                                     -----------

-------Annual Report

MICRO CAP FUND-SCHEDULE OF INVESTMENTS
--------------------------------------

SEPTEMBER 30, 2001

  NUMBER
 OF SHARES                                                               VALUE
--------------------------------------------------------------------------------

               FINANCIAL--MISCELLANEOUS 0.4%
    50,825     Financial Federal Corporation*                        $ 1,245,212
                                                                     -----------

               FOOD 0.1%
   106,000     YOCREAM International, Inc.*                              324,360
                                                                     -----------

               HEALTH CARE FACILITIES 2.6%
   242,500     American Healthways, Inc.*++                            8,548,125
                                                                     -----------

               HEALTH CARE MANAGEMENT SERVICES 11.5%
   233,200     AmeriPath, Inc.*                                        6,123,832
   560,050     AmSurg Corp.*++                                        15,429,377
   490,538     CorVel Corp.*                                          12,901,149
   283,000     OrthAlliance, Inc.*                                       720,943
    80,200     Orthodontic Centers of America, Inc.*                   1,976,930
                                                                     -----------
                                                                      37,152,231
                                                                     -----------

               HEALTH CARE SERVICES 0.2%
    14,100     Accredo Health, Incorporated*                             513,240
                                                                     -----------

               HOME BUILDING 0.5%
    57,700     Crossman Communities, Inc.*                             1,515,779
                                                                     -----------

               LEISURE TIME 1.1%
   162,000     SCP Pool Corporation*                                   3,458,700
                                                                     -----------

               MACHINERY--OIL WELL EQUIPMENT AND SERVICES 0.5%
   174,600     Gulf Island Fabrication, Inc.*                          1,487,592
                                                                     -----------

               MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 10.5%
   178,250     Cholestech Corporation*                                 2,852,000
    24,300     Fischer Imaging Corporation*                              319,545
   329,525     ICU Medical, Inc.*                                     13,181,000
   120,850     MedAmicus, Inc.*                                        1,903,387
    21,000     Med-Design Corporation (The)*                             302,400
   156,075     Micro Therapeutics, Inc.*                                 739,796
    16,000     Molecular Devices Corporation*                            298,240
   323,550     National Dentex Corp.*++                                6,794,550
    25,000     Urologix, Inc.*                                           340,000
    88,800     VidaMed, Inc.*                                            339,216
    16,200     Vysis, Inc.*                                              325,620
   336,000     Young Innovations, Inc.*++                              6,552,000
                                                                     -----------
                                                                      33,947,754
                                                                     -----------

                                                             Annual Report------

MICRO CAP FUND-SCHEDULE OF INVESTMENTS
--------------------------------------

SEPTEMBER 30, 2001

  NUMBER
 OF SHARES                                                               VALUE
--------------------------------------------------------------------------------

               MEDICAL SERVICES 1.1%
    38,400     Exactech, Inc.*                                       $   468,480
    33,000     RehabCare Group, Inc.*                                  1,435,830
    97,787     U.S. Physical Therapy, Inc.*                            1,587,083
                                                                     -----------
                                                                       3,491,393
                                                                     -----------
               MISCELLANEOUS MATERIALS AND COMMODITIES 0.3%
    72,100     Symyx Technologies*                                     1,063,475
                                                                     -----------

               PAPER 0.8%
   498,400     Concert Industries Ltd.*                                2,568,155
                                                                     -----------

               RENTAL AND LEASING SERVICES--COMMERCIAL 0.1%
    14,475     MicroFinancial Incorporated                               199,031
                                                                     -----------

               RENTAL AND LEASING SERVICES--CONSUMER 0.8%
   356,300     Rainbow Rentals, Inc.*++                                2,454,907
                                                                     -----------

               RETAIL 10.4%
   177,099     99 Cents Only Stores*                                   5,729,153
    96,400     Cato Corporation (The)                                  1,442,144
    42,825     Chico's FAS, Inc.*                                      1,008,529
    65,825     Christopher & Banks Corporation*                        1,981,991
    67,400     Cost Plus, Inc.*                                        1,237,464
    64,900     Factory 2-U Stores Inc.*                                  908,600
   382,775     Global Imaging Systems, Inc.*                           6,694,735
    81,400     Guitar Center, Inc.*                                      968,660
    67,000     Hibbett Sporting Goods, Inc.*                           1,571,150
    35,500     Linens 'n Things, Inc.*                                   659,590
   108,700     MarineMax, Inc.*                                          733,725
   253,553     Men's Wearhouse, Inc. (The)*                            4,584,238
    66,100     O'Reilly Automotive, Inc.*                              1,893,765
   190,000     Too Inc.*                                               3,988,100
   183,400     Travis Boats & Motors, Inc.*                              394,310
                                                                     -----------
                                                                      33,796,154
                                                                     -----------

               SERVICES--COMMERCIAL 8.3%
   326,125     Charles River Associates Incorporated*                  5,527,819
   192,250     FTI Consulting, Inc.*                                   5,652,150
   138,600     Legal Research Center, Inc.*                              207,900
    41,400     On Assignment, Inc.*                                      665,712
    81,000     RemedyTemp, Inc.*                                         972,000
   576,425     Resources Connection, Inc.*                            10,479,407
   192,400     StarTek, Inc.*                                          3,365,076
                                                                     -----------
                                                                      26,870,064
                                                                     -----------

------Annual Report

MICRO CAP FUND-SCHEDULE OF INVESTMENTS
--------------------------------------

SEPTEMBER 30, 2001

 NUMBER
 OF SHARES                                                               VALUE
--------------------------------------------------------------------------------

               SHOES 1.7%
   201,425     Finish Line, Inc. (The)*                              $ 2,185,461
   226,900     Maxwell Shoe Company Inc.*                              3,176,600
                                                                     -----------
                                                                       5,362,061
                                                                     -----------

               TELECOMMUNICATIONS EQUIPMENT 0.3%
    42,200     Polycom, Inc.*                                          1,028,414
                                                                     -----------

               TRANSPORTATION--MISCELLANEOUS 0.8%
   273,150     Aramex International Limited*++                         2,431,035
                                                                     -----------

               TRUCKERS 3.1%
    62,000     Heartland Express, Inc.*                                1,425,380
   374,250     Knight Transportation, Inc.*                            7,166,888
   195,750     USA Truck, Inc.*                                        1,438,762
                                                                     -----------
                                                                      10,031,030
                                                                     -----------

               WHOLESALERS 0.2%
    53,300     Daisytek International Corp.*                             604,422
                                                                     -----------


               TOTAL COMMON AND PREFERRED
                    STOCKS (COST $222,304,981)                       273,495,933
                                                                     -----------

                                                             Annual Report------

MICRO CAP FUND-SCHEDULE OF INVESTMENTS
--------------------------------------

SEPTEMBER 30, 2001

 PRINCIPAL
  AMOUNT                                                               VALUE
--------------------------------------------------------------------------------

               SHORT-TERM INVESTMENTS 16.9%
               ----------------------------

               (Variable Rate Demand Deposits)

$54,605,077    UMB Bank Money Market Fiduciary                     $  54,605,077
                                                                   -------------

               TOTAL SHORT-TERM INVESTMENTS (COST $54,605,077)        54,605,077
                                                                   -------------

               TOTAL INVESTMENTS (COST $276,910,058) 101.4%          328,101,010

               LIABILITIES LESS OTHER ASSETS (1.4)%                  (4,561,285)
                                                                   -------------

               NET ASSETS 100.0%                                   $ 323,539,725
                                                                   =============

               *Non-income producing
               +Security purchased in a private placement transaction or under
                Rule 144A of the Securities Act of 1933 (see Note 9).
              ++Affiliated company (see Note 8). See notes to financial
                statements.

------Annual Report

U.S. TREASURY FUND-SCHEDULE OF INVESTMENTS
------------------------------------------

SEPTEMBER 30, 2001

 PRINCIPAL
  AMOUNT                                                               VALUE
--------------------------------------------------------------------------------

               U.S. GOVERNMENT OBLIGATIONS 97.7%
               ---------------------------------

$  600,000     U.S. Treasury Bond, 6.25%,  8/15/23     $    658,219
 7,830,000     U.S. Treasury Bond, 7.50%, 11/15/24        9,891,490
 2,755,000     U.S. Treasury Bond, 6.875%, 8/15/25        3,258,432
 1,750,000     U.S. Treasury Bond, 6.75%, 8/15/26         2,045,722
 5,135,000     U.S. Treasury Bond, 6.50%, 11/15/26        5,832,636
 3,170,000     U.S. Treasury Bond, 6.625%, 2/15/27        3,656,398
 6,855,000     U.S. Treasury Bond, 6.375%, 8/15/27        7,679,739
 4,300,000     U.S. Treasury Bond, 6.125%, 11/15/27       4,672,556
   947,000     U.S. Treasury Bond, 6.125%, 8/15/29        1,031,860
38,100,000     U.S. Treasury Strip, 11/15/21             11,940,502
10,100,000     U.S. Treasury Strip, 8/15/25               2,567,612
11,538,000     U.S. Treasury Bond, 5.375%, 2/15/31       11,465,888
                                                        -----------

               TOTAL U.S. GOVERNMENT OBLIGATIONS
              (COST $62,417,335)                         64,701,054
                                                        -----------


               SHORT-TERM INVESTMENTS 1.6%
               ---------------------------
               (Variable Rate Demand Deposits)

 1,054,989     UMB Bank Money Market Fiduciary            1,054,989
                                                        -----------

               TOTAL SHORT-TERM INVESTMENTS
               (COST $1,054,989)                          1,054,989
                                                        -----------


               TOTAL INVESTMENTS
               (COST $63,472,324) 99.3%                  65,756,043


               OTHER ASSETS LESS LIABILITIES 0.7%           438,525
                                                        -----------


               NET ASSETS 100.0%                        $66,194,568
                                                        ===========

          See notes to financial statements.

                                                             Annual Report------

WASATCH FUNDS-STATEMENTS OF ASSETS AND LIABILITIES
---------------------------------------------------
SEPTEMBER 30, 2001



                                ULTRA          GLOBAL       SMALL CAP         CORE        SMALL CAP                       U.S.
                                GROWTH       TECHNOLOGY       GROWTH         GROWTH         VALUE        MICRO CAP      TREASURY
                                 FUND           FUND           FUND           FUND           FUND           FUND          FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at market value
     Nonaffiliated issuers
       (cost $95,824,247,
       $13,451,298,
       $548,482,287,
       $681,496,061,
       $416,750,993,
       $255,078,686
       and $63,472,324,
       respectively)         $86,197,167    $10,001,128   $549,368,648   $724,359,477   $419,112,073   $303,461,133    $65,756,043
     Affiliated issuers
       (cost $0, $0,
       $3,184,834,
       $264,482,861,
       $71,911,340,
       $21,831,372 and
       $0, respectively)               -              -      4,522,350    267,390,771     67,327,219     24,639,877              -
  Cash                                 -        532,789      1,634,570      1,226,150        969,583         11,016              -
  Receivable for investment
     securities sold           1,948,793        377,452      6,678,519      7,359,199      2,830,178              -              -
  Capital shares receivable      190,237        125,748     12,708,359      4,777,930      1,390,434         56,209         94,006
  Interest and dividends
     receivable                   15,046          1,164        161,483        601,373        534,151        109,148        662,195

  Prepaid expenses and
     other assets                 16,655         10,548         36,414         52,662         41,197         21,816         14,656
                           -------------  -------------  -------------  -------------  -------------  -------------  -------------
     Total Assets             88,367,898     11,048,829    575,110,343  1,005,767,562    492,204,835    328,299,199     66,526,900
                           -------------  -------------  -------------  -------------  -------------  -------------  -------------

LIABILITIES:
  Payable for securities
     purchased                 2,137,253        375,708     20,823,839     11,484,679      2,582,363      4,200,785              -
  Capital shares payable          73,124          1,463        504,045        710,619      1,207,592        297,420        304,545
  Payable to investment
     advisor                      12,599          2,778        140,321        255,005        988,581        168,163          4,058
  Accrued expenses                47,988         20,492        225,856        382,520        331,290         93,106         23,729
                           -------------  -------------  -------------  -------------  -------------  -------------  -------------
     Total Liabilities         2,270,964        400,441     21,694,061     12,832,823      5,109,826      4,759,474        332,332
                           -------------  -------------  -------------  -------------  -------------  -------------  -------------

NET ASSETS                   $86,096,934    $10,648,388   $553,416,282   $992,934,739   $487,095,009   $323,539,725    $66,194,568
                           =============  =============  =============  =============  =============  =============  =============

NET ASSETS CONSIST OF:
  Capital stock                  $44,958        $13,275       $211,386       $314,553     $1,297,133       $573,240        $51,035
  Paid-in capital in
     excess of par            90,866,217     13,937,105    540,695,984    876,229,678    471,383,043    236,544,870     68,512,992
  Undistributed net
     investment income                 -              -         42,965              -              -              -      2,719,740
  Undistributed net
     realized gain (loss)
     on investments            4,812,839        148,178     10,242,070     70,619,182     16,637,874     35,230,663    (7,372,918)
  Net unrealized
     appreciation
     (depreciation) on
     investments and foreign
     currency translations   (9,627,080)    (3,450,170)      2,223,877     45,771,326    (2,223,041)     51,190,952      2,283,719
                           -------------  -------------  -------------  -------------  -------------  -------------  -------------
  Net Assets                $ 86,096,934   $ 10,648,388  $ 553,416,282  $ 992,934,739  $ 487,095,009  $ 323,539,725   $ 66,194,568
                           =============  =============  =============  =============  =============  =============  =============

CAPITAL STOCK,
  $.01 PAR VALUE:
  Authorized              10,000,000,000 10,000,000,000 10,000,000,000 10,000,000,000 10,000,000,000 10,000,000,000 10,000,000,000
  Issued and outstanding       4,495,805      1,327,522     21,138,606     31,455,314    129,713,318     57,323,988      5,103,478

NET ASSET VALUE,
  REDEMPTION PRICE
  AND OFFERING PRICE
  PER SHARE                       $19.15          $8.02         $26.18         $31.57          $3.76          $5.64         $12.97
                                  ======         ======         ======         ======         ======         ======         ======


See notes to financial statements.

WASATCH FUNDS-STATEMENTS OF OPERATIONS
---------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 2001


                                ULTRA          GLOBAL       SMALL CAP         CORE        SMALL CAP                       U.S.
                                GROWTH       TECHNOLOGY       GROWTH         GROWTH         VALUE        MICRO CAP      TREASURY
                                 FUND           FUND           FUND           FUND           FUND           FUND          FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                             $237,013       $30,020    $1,835,617   $2,870,243    $1,549,240    $1,496,740    $3,927,785
  Dividends+                              1,499            30        98,296    1,855,577     2,936,115        76,770             -
                                    -----------   -----------   -----------  -----------   -----------   -----------   -----------
                                        238,512        30,050     1,933,913    4,725,820     4,485,355     1,573,510     3,927,785
                                    -----------   -----------   -----------  -----------   -----------   -----------   -----------
EXPENSES:
  Investment advisory fee               838,899        99,543     3,702,069    7,150,027     4,189,543     5,634,116       322,721
  Shareholder servicing fees            141,741        34,197       549,690    1,059,568       478,468       366,682       107,760
  Fund administration and
     accounting fees                    119,074        21,548       408,638      663,002       335,942       337,864       113,540
  Federal and state registration fees    39,061        23,785       163,427      299,876       196,663        61,816        22,778
  Reports to shareholders                23,744        10,754       113,029      176,909        91,427        50,140        17,048
  Custody fees                           19,197         8,110        41,499       65,146        38,658        33,736         6,739
  Audit fees                             12,283         3,482        12,265       12,366        12,106        12,082        12,170
  Legal fees                              2,057        32,736        10,323       21,229         6,944         9,223         2,287
  Directors' fees                         1,029            53         4,721        7,816         1,786         4,456         1,140
  Other                                   6,244         3,236        15,714       18,239         6,607        16,160         5,311
                                    -----------   -----------   -----------  -----------   -----------   -----------   -----------

  Total expenses
     before reimbursement             1,203,329       237,444     5,021,375    9,474,178     5,358,144     6,526,275       611,494
  Reimbursement of expenses
     by Advisor                        (28,871)     (108,038)             -            -             -             -     (127,413)
                                    -----------   -----------   -----------  -----------   -----------   -----------   -----------

  Net expenses                        1,174,458       129,406     5,021,375    9,474,178     5,358,144     6,526,275       484,081
                                    -----------   -----------   -----------  -----------   -----------   -----------   -----------

NET INVESTMENT INCOME (LOSS)          (935,946)      (99,356)   (3,087,462)  (4,748,358)     (872,789)   (4,952,765)     3,443,704
                                    -----------   -----------   -----------  -----------   -----------   -----------   -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss)
     on investments+                  6,512,523       223,828    18,218,171   75,774,550    17,531,020    40,716,705     (872,471)
  Net realized gain on
     options written                          -             -             -      172,989             -             -             -
  Net realized loss on
     short positions                          -       (2,787)             -            -             -             -             -
  Change in unrealized
     appreciation (depreciation)
     on investments                (21,303,405)   (3,450,170)  (67,163,386) (12,632,653)   (7,864,036)     2,388,446     4,415,177
                                    -----------   -----------   -----------  -----------   -----------   -----------   -----------

  Net gain (loss) on investments   (14,790,882)   (3,229,129)  (48,945,215)   63,314,886     9,666,984    43,105,151     3,542,706
                                    -----------   -----------   -----------  -----------   -----------   -----------   -----------

NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS                 $(15,726,828)  $(3,328,485) $(52,032,677)  $58,566,528    $8,794,195   $38,152,386    $6,986,410
                                   ============  ============  ============ ============  ============  ============  ============


*Inception date of the Fund was December 19, 2000.

+See Note 8 for information on affiliated issuers.

See notes to financial statements.

WASATCH FUNDS-STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------


                                                       ULTRA GROWTH FUND       GLOBAL TECHNOLOGY FUND    SMALL CAP GROWTH FUND
                                                  YEAR ENDED       YEAR ENDED       PERIOD ENDED      YEAR ENDED        YEAR ENDED
                                                SEPTEMBER 30,     SEPTEMBER 30,    SEPTEMBER 30,     SEPTEMBER 30,    SEPTEMBER 30,
                                                     2001             2000              2001             2001              2000
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)                    $(935,946)       $(524,904)         $(99,356)     $(3,087,462)      $(1,592,028)
  Net realized gain on investments                 6,512,523       16,219,703           223,828       18,218,171        49,914,528
  Net realized gain on options written                     -                -                 -                -                 -
  Net realized loss on short positions                     -                -           (2,787)                -                 -
  Change in unrealized appreciation
     (depreciation) on investments              (21,303,405)        1,000,138       (3,450,170)     (67,163,386)        25,303,752
                                               -------------    -------------     -------------    -------------     -------------
  Net increase (decrease) in net assets
     resulting from operations                  (15,726,828)       16,694,937       (3,328,485)     (52,032,677)        73,626,252

DIVIDENDS PAID FROM:
  Net investment income                                    -                -                 -                -                 -
  Net realized gains                            (11,252,113)      (2,924,899)                 -     (41,097,860)      (15,405,627)
                                               -------------    -------------     -------------    -------------     -------------
                                                (11,252,113)      (2,924,899)                 -     (41,097,860)      (15,405,627)

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                    108,427,142       36,352,718        19,253,208      485,346,816       127,343,426
  Shares issued to holders in
     reinvestment of dividends                    10,958,786        2,885,083                 -       39,472,015        15,002,699
  Shares redeemed                               (62,909,909)     (37,930,750)       (5,297,617)    (116,515,638)     (108,669,725)
  Redemption fees                                    318,033                -            21,272          431,744                 -
                                               -------------    -------------     -------------    -------------     -------------
  Net increase (decrease)                         56,794,052        1,307,051        13,976,863      408,734,937        33,676,400
                                               -------------    -------------     -------------    -------------     -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS           29,815,111       15,077,089        10,648,378      315,604,400        91,897,025

NET ASSETS:
  Beginning of period                             56,281,823       41,204,734                10      237,811,882       145,914,857
                                               -------------    -------------     -------------    -------------     -------------
  End of period                                  $86,096,934      $56,281,823       $10,648,388     $553,416,282      $237,811,882
                                               =============    =============     =============    =============     =============
  Undistributed net investment income
     included in net assets at end of
     period                                                -                -                 -           42,965                 -
                                               =============    =============     =============    =============     =============


*Inception date of the Fund was December 19, 2000.

See notes to financial statements.

WASATCH FUNDS-STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------



                                                  CORE GROWTH FUND           SMALL CAP VALUE FUND            MICRO CAP FUND
                                             YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                           SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,   SEPTEMBER 30, SEPTEMBER 30,
                                                2001           2000           2001           2000           2001           2000
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)             $(4,748,358)   $(1,869,712)     $(872,789)     $(271,294)   $(4,952,765)   $(3,277,692)
  Net realized gain on investments           75,774,550     33,130,896     17,531,020      5,323,671     40,716,705     72,168,597
  Net realized gain on options written          172,989              -              -              -              -              -
  Net realized loss on short positions                -              -              -              -              -              -
  Change in unrealized appreciation
     (depreciation) on investments         (12,632,653)     41,395,202    (7,864,036)      5,134,412      2,388,446     19,796,875
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets
     resulting from operations               58,566,528     72,656,386      8,794,195     10,186,789     38,152,386     88,687,780

DIVIDENDS PAID FROM:
  Net investment income                               -              -              -              -              -              -
  Net realized gains                       (24,873,276)    (4,089,114)    (4,400,225)      (604,879)   (59,242,526)   (13,609,225)
                                           ------------   ------------   ------------   ------------   ------------   ------------
                                           (24,873,276)    (4,089,114)    (4,400,225)      (604,879)   (59,242,526)   (13,609,225)

CAPITAL SHARE TRANSACTIONS:
  Shares sold                             1,012,362,033    161,080,727    591,948,181     27,409,429    109,537,512     89,742,546
  Shares issued to holders in
     reinvestment of dividends               24,496,990      4,032,987      4,276,748        586,278     58,030,493     13,428,147
  Shares redeemed                         (368,598,381)  (116,093,890)  (160,277,580)    (7,877,664)   (67,430,879)   (78,680,125)
  Redemption fees                               275,508              -        283,257              -         48,259              -
                                           ------------   ------------   ------------   ------------   ------------   ------------
  Net increase (decrease)                   668,536,150     49,019,824    436,230,606     20,118,043    100,185,385     24,490,568
                                           ------------   ------------   ------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS     702,229,402    117,587,096    440,624,576     29,699,953     79,095,245     99,569,123

NET ASSETS:
  Beginning of period                       290,705,337    173,118,241     46,470,433     16,770,480    244,444,480    144,875,357
                                           ------------   ------------   ------------   ------------   ------------   ------------
  End of period                            $992,934,739   $290,705,337   $487,095,009    $46,470,433   $323,539,725   $244,444,480
                                           ============   ============   ============   ============   ============   ============
  Undistributed net investment income
     included in net assets at end of
     period                                           -              -              -              -              -              -
                                           ============   ============   ============   ============   ============   ============


See notes to financial statements.

                                                             Annual Report------

WASATCH FUNDS-STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------

                                            U.S. TREASURY FUND
                                                YEAR ENDED          YEAR ENDED
                                               SEPTEMBER 30,      SEPTEMBER 30,
                                                   2001                2000
--------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                        $ 3,443,704        $  3,148,144
  Net realized loss on investments               (872,471)         (4,512,795)
  Net realized gain on options written                   -                   -
  Net realized loss on short positions                   -                   -
  Change in unrealized appreciation
     (depreciation) on investments               4,415,177           5,691,560
                                             -------------       -------------
  Net increase (decrease) in net assets
     resulting from operations                   6,986,410           4,326,909

DIVIDENDS PAID FROM:
  Net investment income                        (2,864,508)         (4,377,430)
  Net realized gains                                     -            (23,254)
                                             -------------       -------------
                                               (2,864,508)         (4,400,684)

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                   58,426,480          39,609,880
  Shares issued to holders in
     reinvestment of dividends                   2,831,050           4,337,145
  Shares redeemed                             (57,425,452)        (62,674,447)
  Redemption fee                                    42,502                   -
                                             -------------       -------------
  Net increase (decrease)                        3,874,580        (18,727,422)
                                             -------------       -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS          7,996,482        (18,801,197)

NET ASSETS:
  Beginning of period                           58,198,086          76,999,283
                                             -------------       -------------
  End of period                                $66,194,568         $58,198,086
                                             =============       =============
  Undistributed net investment income
     included in net assets at end of
     period                                      2,719,740           2,140,544
                                             =============       =============


See notes to financial statements.

 ------Annual Report

ULTRA GROWTH FUND-FINANCIAL HIGHLIGHTS
---------------------------------------
YEAR ENDED SEPTEMBER 30

                                  2001      2000      1999      1998      1997
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                     $27.17    $20.02    $15.10    $21.85    $17.95

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment loss             (0.21)    (0.25)    (0.34)    (0.31)    (0.35)
Net realized and unrealized
  gains (losses) on securities+ (2.42)      8.87      6.00    (4.44)      4.25
                              --------  --------  --------  --------  --------
TOTAL FROM INVESTMENT
  OPERATIONS                    (2.63)      8.62      5.66    (4.75)      3.90

LESS DISTRIBUTIONS:
Distributions from
  capital gains                 (5.39)    (1.47)    (0.74)    (2.00)         -
                              --------  --------  --------  --------  --------
TOTAL DISTRIBUTIONS             (5.39)    (1.47)    (0.74)    (2.00)         -
                              --------  --------  --------  --------  --------

NET ASSET VALUE,
  END OF PERIOD                 $19.15    $27.17    $20.02    $15.10    $21.85
                              ========  ========  ========  ========  ========

TOTAL RETURN                  (10.89)%    46.66%    39.86%  (22.07)%    21.75%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)               $86,097   $56,282   $41,205   $43,553   $77,243
Ratio to average net assets of:
  Expenses, net of waivers
     and reimbursements          1.75%     1.75%     1.75%     1.75%     1.75%
  Expenses, before waivers
     and reimbursements          1.79%     1.82%     1.78%     1.90%     1.89%
  Net investment income
     (loss), net of waivers
     and reimbursements        (1.39)%   (1.19)%   (1.49)%   (1.54)%   (1.48)%
  Net investment income
     (loss), before waivers
     and reimbursements        (1.43)%   (1.26)%   (1.52)%   (1.69)%   (1.62)%
Portfolio turnover rate           123%      135%       77%       91%      103%

+For 2001, includes $0.07 in redemption fees (see Note 2).

See notes to financial statements.

                                                             Annual Report------

GLOBAL TECHNOLOGY FUND-FINANCIAL HIGHLIGHTS
--------------------------------------------
FOR THE PERIOD ENDED SEPTEMBER 30, 2001

                                                                       2001(1)
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                    $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                                     (0.07)
Net realized and unrealized gains (losses)
  on securities+                                                        (1.91)
                                                                     ---------
TOTAL FROM INVESTMENT OPERATIONS                                        (1.98)
LESS DISTRIBUTIONS:
Distributions from capital gains                                             -
                                                                     ---------
TOTAL DISTRIBUTIONS                                                          -
                                                                     ---------

NET ASSET VALUE, END OF PERIOD                                           $8.02
                                                                     =========

TOTAL RETURN(2)                                                        19.80)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                               $10,648
Ratio to average net assets of:
Expenses, net of waivers and reimbursements(3)                           1.95%
Expenses, before waivers and reimbursements(3)                           3.58%
Net investment income (loss), net of
  waivers and reimbursements(3)                                        (1.50)%
Net investment income (loss), before
  waivers and reimbursements(3)                                        (3.13)%

Portfolio turnover rate(2)                                                 94%


+For 2001, includes $0.02 in redemption fees (see Note 2).

(1)Inception date of the Fund was December 19, 2000.
(2)Not annualized for periods less than a year.
(3)Annualized.

See notes to financial statements.

 ------Annual Report

SMALL CAP GROWTH FUND_FINANCIAL HIGHLIGHTS
-------------------------------------------
YEAR ENDED SEPTEMBER 30

                                  2001      2000      1999      1998     1997
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING
  OF PERIOD                     $34.89    $26.01    $20.79    $29.73    $24.17

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment loss             (0.15)    (0.23)    (0.20)    (0.17)    (0.12)
Net realized and unrealized
  gains (losses) on securities+ (2.71)     11.82      8.49    (5.08)      6.90
                              --------  --------  --------  --------  --------
TOTAL FROM INVESTMENT
  OPERATIONS                    (2.86)     11.59      8.29    (5.25)      6.78

LESS DISTRIBUTIONS:
Distributions from
  capital gains                 (5.85)    (2.71)    (3.07)    (3.69)    (1.22)
                              --------  --------  --------  --------  --------
TOTAL DISTRIBUTIONS             (5.85)    (2.71)    (3.07)    (3.69)    (1.22)
                              --------  --------  --------  --------  --------

NET ASSET VALUE,
  END OF PERIOD                 $26.18    $34.89    $26.01    $20.79    $29.73
                              ========  ========  ========  ========  ========

TOTAL RETURN                   (8.61)%    49.63%    48.96%  (19.13)%    29.45%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)              $553,416  $237,812  $145,915  $123,723  $188,965
Ratio to average net assets of:
  Expenses, net of waivers
     and reimbursements          1.36%     1.38%     1.44%     1.48%     1.50%
  Expenses, before waivers
     and reimbursements          1.36%     1.38%     1.44%     1.48%     1.54%
  Net investment income
     (loss), net of waivers
     and reimbursements        (0.83)%   (0.84)%   (0.79)%   (0.60)%   (0.39)%
  Net investment income
     (loss), before waivers
     and reimbursements        (0.83)%   (0.84)%   (0.79)%   (0.60)%   (0.43)%
Portfolio turnover rate            40%       72%       46%       56%       48%

+For 2001, includes $0.02 in redemption fees (see Note 2).

See notes to financial statements.

                                                             Annual Report------

CORE GROWTH FUND-FINANCIAL HIGHLIGHTS
--------------------------------------
YEAR ENDED SEPTEMBER 30

                                  2001      2000      1999      1998     1997
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                     $28.08    $20.62    $17.00    $22.34    $17.57

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income (loss)    (0.15)    (0.18)    (0.21)    (0.09)      0.08
Net realized and unrealized
  gains (losses) on securities+   5.96      8.12      4.55    (3.60)      6.07
                              --------  --------  --------  --------  --------
TOTAL FROM INVESTMENT
  OPERATIONS                      5.81      7.94      4.34    (3.69)      6.15

LESS DISTRIBUTIONS:
  Dividends from net
     investment income               -         -         -    (0.03)    (0.07)
  Distributions from
     capital gains              (2.32)    (0.48)    (0.72)    (1.62)    (1.31)
                              --------  --------  --------  --------  --------
TOTAL DISTRIBUTIONS             (2.32)    (0.48)    (0.72)    (1.65)    (1.38)
                              --------  --------  --------  --------  --------

NET ASSET VALUE,
  END OF PERIOD                 $31.57    $28.08    $20.62    $17.00    $22.34
                              ========  ========  ========  ========  ========

TOTAL RETURN                    22.63%    39.50%    27.28%  (17.49)%    37.58%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)              $992,935  $290,705  $173,118  $153,148  $135,437
Ratio to average net assets of:
  Expenses, net of waivers
     and reimbursements          1.32%     1.38%     1.44%     1.44%     1.50%
  Expenses, before waivers
     and reimbursements          1.32%     1.38%     1.44%     1.44%     1.50%
  Net investment income
     (loss), net of waivers
     and reimbursements        (0.66)%   (0.86)%   (1.07)%   (0.50)%     0.44%
  Net investment income
     (loss), before waivers
     and reimbursements        (0.66)%   (0.86)%   (1.07)%   (0.50)%     0.44%
Portfolio turnover rate            51%       75%       79%       63%       81%

+For 2001, includes $0.01 in redemption fees (see Note 2).
See notes to financial statements.

 ------Annual Report

SMALL CAP VALUE FUND-FINANCIAL HIGHLIGHTS
------------------------------------------
YEAR ENDED SEPTEMBER 30

                                      2001       2000        1999       1998(1)
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING
  OF PERIOD                          $3.51      $2.43        $1.80       $2.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment loss                      -     (0.02)       (0.04)      (0.01)
Net realized and unrealized
  gains (losses) on securities        0.56       1.19         0.67      (0.19)
                                  --------   --------     --------    --------
TOTAL FROM INVESTMENT
  OPERATIONS                          0.56       1.17         0.63      (0.20)

LESS DISTRIBUTIONS:
Distributions from
  capital gains                     (0.31)     (0.09)            -           -
                                  --------   --------     --------    --------
TOTAL DISTRIBUTIONS                 (0.31)     (0.09)            -           -
                                  --------   --------     --------    --------

NET ASSET VALUE,
  END OF PERIOD                      $3.76      $3.51        $2.43       $1.80
                                  ========   ========     ========    ========

TOTAL RETURN(2)                     18.04%     49.94%       35.00%    (10.00)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)                  $487,095    $46,470      $16,770     $14,306
Ratio to average net assets of:
  Expenses, net of waivers
     and reimbursements(3)           1.92%      1.95%        1.95%       1.95%
  Expenses, before waivers
     and reimbursements(3)           1.92%      2.09%        2.18%       2.52%
  Net investment income
     (loss), net of waivers
     and reimbursements(3)         (0.31)%    (1.02)%      (1.54)%     (1.02)%
  Net investment income
     (loss), before waivers
     and reimbursements(3)         (0.31)%    (1.16)%      (1.77)%     (1.59)%
Portfolio turnover rate(2)             41%        67%         106%        114%

(1)Inception date of the Fund was December 17, 1997.
(2)Not annualized for periods less than a year.
(3)Annualized.

See notes to financial statements.

                                                             Annual Report------

MICRO CAP FUND-FINANCIAL HIGHLIGHTS
------------------------------------
YEAR ENDED SEPTEMBER 30

                                  2001      2000      1999      1998     1997
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING
  OF PERIOD                      $6.53     $4.41     $3.59     $4.29     $3.15

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment loss             (0.08)    (0.09)    (0.09)    (0.10)    (0.04)
Net realized and unrealized
  gains (losses) on securities    0.74      2.63      1.27    (0.27)      1.36
                              --------  --------  --------  --------  --------
TOTAL FROM INVESTMENT
  OPERATIONS                      0.66      2.54      1.18    (0.37)      1.32

LESS DISTRIBUTIONS:
Distributions from
  capital gains                 (1.55)    (0.42)    (0.36)    (0.33)    (0.18)
                              --------  --------  --------  --------  --------
TOTAL DISTRIBUTIONS             (1.55)    (0.42)    (0.36)    (0.33)    (0.18)
                              --------  --------  --------  --------  --------

NET ASSET VALUE,
  END OF PERIOD                  $5.64     $6.53     $4.41     $3.59     $4.29
                              ========  ========  ========  ========  ========

TOTAL RETURN                    16.32%    63.88%    37.73%   (8.75)%    44.58%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)              $323,540  $244,444  $144,875  $117,533  $157,907
Ratio to average net assets of:
  Expenses, net of waivers
     and reimbursements          2.32%     2.38%     2.46%     2.50%     2.50%
  Expenses, before waivers
     and reimbursements          2.32%     2.38%     2.46%     2.51%     2.58%
  Net investment income
     (loss), net of waivers
     and reimbursements        (1.76)%   (1.76)%   (2.22)%   (2.28)%   (1.64)%
  Net investment income
     (loss), before waivers
     and reimbursements        (1.76)%   (1.76)%   (2.22)%   (2.29)%   (1.72)%
Portfolio turnover rate            58%       69%       57%       81%       99%

See notes to financial statements.

 -------Annual Report

U.S. TREASURY FUND-FINANCIAL HIGHLIGHTS
----------------------------------------
YEAR ENDED SEPTEMBER 30

                                  2001      2000      1999      1998     1997
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING
  OF PERIOD                     $12.00    $11.68    $13.42    $11.32    $10.21

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income             0.65      0.66      0.61      0.27      0.61
Net realized and unrealized
  gains (losses) on securities+   0.88      0.39    (2.01)      2.39      0.73
                              --------  --------  --------  --------  --------
TOTAL FROM INVESTMENT
  OPERATIONS                      1.53      1.05    (1.40)      2.66      1.34

LESS DISTRIBUTIONS:
  Dividends from net
     investment income          (0.56)    (0.73)    (0.28)    (0.56)    (0.23)
  Distributions from
     capital gains                   -         -    (0.06)         -         -
                              --------  --------  --------  --------  --------

TOTAL DISTRIBUTIONS             (0.56)    (0.73)    (0.34)    (0.56)    (0.23)
                              --------  --------  --------  --------  --------

NET ASSET VALUE,
  END OF PERIOD                 $12.97    $12.00    $11.68    $13.42    $11.32
                              ========  ========  ========  ========  ========

TOTAL RETURN                    12.89%     9.84%  (10.65)%    24.30%    13.23%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)               $66,195   $58,198   $76,999   $67,856   $11,205
Ratio to average net assets of:
  Expenses, net of waivers
     and reimbursements          0.75%     0.75%     0.75%     0.75%     0.75%
  Expenses, before waivers
     and reimbursements          0.95%     0.97%     0.95%     0.95%     1.22%
  Net investment income
     (loss), net of waivers
     and reimbursements          5.34%     5.35%     4.96%     5.06%     5.97%
  Net investment income
     (loss), before waivers
     and reimbursements          5.14%     5.13%     4.76%     4.86%     5.50%
Portfolio turnover rate            41%       16%       39%        5%       19%

+For 2001, includes $0.01 in redemption fees (see Note 2).

See notes to financial statements.

                                                             Annual Report------

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
-------------------------------------------

SEPTEMBER 30, 2001

1. ORGANIZATION
---------------

  Wasatch Funds, Inc. (the "Funds") is an open-end, registered management investment company under the Invest ment Company Act of 1940. The Ultra Growth, Global Technology, Small Cap Growth, Core Growth, Small Cap Value and Micro
Cap Funds (collectively the "Equity Funds") are non-diversified portfolios and the Wasatch-Hoisington U.S. Treasury ("U.S. Treasury") Fund is a diversified portfolio of Wasatch Funds. These funds were formerly known as Mid-Cap, Global Technology, Aggressive Equity, Growth, Micro-Cap Value, Micro-Cap and Wasatch-Hoisington U.S. Treasury, respectively. Each of the Funds maintains its own investment objective. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the "Advisor") as investment advisor.

2. SIGNIFICANT ACCOUNTING POLICIES
----------------------------------

  The financial statements have been prepared in conformity with accounting principles generally accepted in the United States. The following is a summary of the more significant of such policies.
  VALUATION OF SECURITIES-Securities traded on a recognized stock exchange are valued at the last sale price on the exchange on which the securities are primarily traded or at the last sale price on the national securities market. Securities for which there were no transactions are valued at the closing bid price. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Advisor. Short-term securities are valued at either original cost or amortized cost, both of which approximate current market value. Restricted securities, private placements and other illiquid securities for which market value quotations are not readily available are valued at fair market value as determined by a designated Pricing Committee under the supervision of the Board of Directors and in accordance with Board-approved Pricing Procedures.
  FOREIGN CURRENCY TRANSLATIONS-
Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. Foreign denominated assets may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.
  INVESTMENT IN SECURITIES-Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.
  SHORT SALES-To a limited extent, the Global Technology Fund may make short sales of securities listed on one or more U.S. or foreign securities exchanges or on NASDAQ or

--------Annual Report

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
-------------------------------------------
SEPTEMBER 30, 2001

EASDAQ. A short sale means the Fund sells a security it does not own in anticipation of a decline in the stock's price. The Fund must borrow the security to deliver to the buyer upon the short sale. The Fund is then obligated to replace the borrowed security by purchasing it at a later date. The Fund will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of its short positions. At September 30, 2001, the Global Technology Fund did not have any open short positions.
  OPTION TRANSACTIONS-For hedging purposes, the Equity Funds may buy and sell put and call options, write covered call and put options on portfolio securities and write over-the-counter options where the completion of the obligation is dependent upon the credit standing of another party. The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.
  Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.
  FEDERAL INCOME TAXES-It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders.
  EXPENSES-The Funds are charged for expenses that are directly attributable to them, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are allocated among the Funds in proportion to their respective net assets.
  USE OF MANAGEMENT ESTIMATES-
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.
  REDEMPTION FEES-The Funds will deduct a fee of 2.00% from redemption proceeds on shares of the Ultra Growth, Small Cap Growth, Core Growth, Small Cap Value, Micro Cap and U.S. Treasury Funds purchased after March 15, 2001 and held less than two months. The redemption fee applies to Global Technology Fund shares purchased after December 18, 2000 and held less than two months. The redemption fee is treated as additional paid-in capital.

                                                             Annual Report------

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
-------------------------------------------
SEPTEMBER 30, 2001

3. DISTRIBUTIONS
----------------

  Dividends from net investment income are declared and paid annually. Distributions of net realized gains, if any, will be declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles.
  To the extent these book and tax differences are permanent in nature, such amounts are reclassified among paid-in capital in excess of par value, undistributed net investment income and undistributed net realized gain (loss) on investments. Accordingly, at September 30, 2001, reclassifications were recorded to increase (decrease) paid-in capital in excess of par by $4,896,907, $(26,493), $11,937,191, $6,453,598, $567,110, $10,117,266 and $0, increase undistributed net investment income by $935,946, $99,356, $3,130,427, $4,748,358, $872,789, $4,952,765 and $0 and decrease undistributed net realized gain on investments by $5,832,853, $72,863, $15,067,618, $11,201,956,
$1,439,899, $15,070,031 and $0 for the Ultra Growth, Global Technology, Small Cap Growth, Core Growth, Small Cap Value, Micro Cap and U.S. Treasury Funds, respectively.


4. CAPITAL STOCK
----------------

  Transactions in shares of capital stock were as follows:


                                                                     YEAR ENDED SEPTEMBER 30, 2001
                          ULTRA       GLOBAL       SMALL CAP     CORE            SMALL CAP                      U.S.
                         GROWTH     TECHNOLOGY      GROWTH        GROWTH           VALUE       MICRO CAP      TREASURY
                          FUND         FUND*          FUND         FUND            FUND           FUND           FUND
-----------------------------------------------------------------------------------------------------------------------
Shares sold             4,918,424     1,864,018     17,031,540    31,944,300    158,439,631     20,350,429     4,668,016
Dividends reinvested      519,953          --        1,427,720       953,103      1,411,468     12,540,703       226,665
Shares redeemed        (3,013,865)     (536,496)    (4,137,252)  (11,794,560)   (43,381,522)   (13,011,118)   (4,639,439)
                       ----------     ---------     ----------    ----------    -----------    -----------    ----------
Net increase            2,424,512     1,327,522     14,322,008    21,102,843    116,469,577     19,880,014       255,242
                       ==========     =========     ==========    ==========    ===========    ===========    ==========

*Inception date of the Fund was December 19, 2000.


                                                   YEAR ENDED SEPTEMBER 30, 2000
                           ULTRA      SMALL CAP       CORE        SMALL CAP                       U.S.
                          GROWTH        GROWTH       GROWTH        VALUE         MICRO CAP     TREASURY
                           FUND          FUND          FUND         FUND          FUND           FUND
----------------------------------------------------------------------------------------------------------
Shares sold             1,518,760     4,192,516      6,719,373     8,731,998     16,259,536      3,396,131
Dividends reinvested      157,453       632,492        205,742       254,609      3,376,178        409,551
Shares redeemed        (1,662,965)   (3,617,678)    (4,967,587)   (2,647,715)   (15,062,262)    (5,547,149)
                       ----------     ---------      ---------     ---------     ----------      ---------
Net increase (decrease)    13,248     1,207,330      1,957,528     6,338,892      4,573,452     (1,741,467)
                       ==========     =========      =========     =========      =========      =========


------Annual Report

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
-------------------------------------------

SEPTEMBER 30, 2001

5. PURCHASES AND SALES OF SECURITIES
------------------------------------

  Purchases and sales of investment securities, excluding U.S. government and short-term securities, for the year ended September 30, 2001 are summarized below:


                        ULTRA       GLOBAL       SMALL CAP        CORE          SMALL CAP                        U.S.
                       GROWTH      TECHNOLOGY      GROWTH        GROWTH           VALUE      MICRO CAP        TREASURY
                        FUND          FUND*         FUND           FUND            FUND         FUND            FUND
-----------------------------------------------------------------------------------------------------------------------

PURCHASES            $116,672,482   $19,667,569   $429,895,361  $923,775,179   $456,841,707   $164,824,297           --
SALES                 $73,943,214    $6,440,288   $123,663,392  $316,762,851    $88,992,940   $138,028,966           --


*Inception date of the Fund was December 19, 2000.

  The only purchases and sales of U.S. government securities occurred in the U.S. Treasury Fund and were $29,813,759 and $25,430,260, respectively.
  The Ultra Growth, Global Technology, Small Cap Growth, Core Growth, Small Cap Value, Micro Cap and U.S. Treasury Funds' tax basis in their investments is $97,303,629, $13,623,207, $552,440,137, $948,133,483, $488,886,708, $277,236,777
and $63,472,324, respectively. For the year ended September 30, 2001, the U.S. Treasury Fund incurred a net capital loss carryforward of $6,541,423 and post-October losses of $831,495. The capital loss carry forward is available to offset future gains of $2,222,459 expiring in 2008 and $4,318,964 expiring in 2009. Post-October losses are treated as arising in 2002.
  For the year ended September 30, 2001, 10.72%, 19.61% and 5.08% of dividends from taxable income, including short-term gains, for the Core Growth, Small Cap Value and Micro Cap Funds, respectively, qualify for the dividends received deduction available to corporate shareholders.
  The Funds hereby designate approximately $6,721,476, $14,658,701, $55,458,476, $9,068,260 and $34,047,924 as a capital gain dividend for the Ultra Growth, Small Cap Growth, Core Growth, Small Cap Value and Micro Cap Funds, respectively, for the purpose of the dividends paid deduction.

                                                             Annual Report------

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
-------------------------------------------

SEPTEMBER 30, 2001

  As of September 30, 2001, gross unrealized appreciation and (depreciation) for federal income tax purposes were as follows:


 ULTRA            GLOBAL         SMALL CAP     CORE       SMALL CAP                        U.S.
 GROWTH         TECHNOLOGY        GROWTH      GROWTH       VALUE         MICRO CAP       TREASURY
 FUND              FUND            FUND        FUND         FUND            FUND            FUND
---------------------------------------------------------------------------------------------------

UNREALIZED APPRECIATION
 $11,917,892      $538,863    $82,088,809  $137,462,433    $47,856,969    $81,236,065    $2,787,754

UNREALIZED DEPRECIATION
 (23,024,354)   (4,160,942)   (80,637,948)  (93,845,668)   (50,304,385)   (30,371,832)     (504,035)
------------    ----------    -----------   -----------    -----------    -----------     ---------

NET UNREALIZED APPRECIATION (DEPRECIATION)
$(11,106,462)  $(3,622,079)    $1,450,861   $43,616,765    $(2,447,416)   $50,864,233    $2,283,719
===========   ============    ===========   ===========    ===========    ===========    ==========

-------------------------------------------------------------------------------------------------------

6. INVESTMENT ADVISORY
----------------------

  As the Funds' investment advisor, the Advisor receives a monthly fee calculated on average daily net assets. For the year ended September 30, 2001, management fees for the Ultra Growth, Global Technology, Small Cap Growth,
Core Growth, Small Cap Value, Micro Cap and U.S. Treasury Funds were 1.25%, 1.50%, 1.00%, 1.00%, 1.50%, 2.00% and 0.50% of the average daily net assets of each Fund, respectively.
  The Advisor has voluntarily agreed to limit the expenses of the Ultra Growth, Global Technology, Small Cap Growth, Core Growth, Small Cap Value, Micro Cap and U.S. Treasury Funds to 1.75%, 1.95%, 1.50%, 1.50%, 1.95%, 2.50% and 0.75% of
average daily net assets, respectively. For the year ended September 30, 2001, the Advisor reimbursed $28,871 for the Ultra Growth Fund and $127,413 for the U.S. Treasury Fund. For the period December 19, 2000 to September 30, 2001, the Advisor reimbursed $108,038 for the Global Technology Fund.

7. OPTIONS CONTRACTS WRITTEN
----------------------------

  The premium amount and the number of options contracts written during the year ended September 30, 2001 were as follows:

CORE GROWTH FUND


                                            PREMIUM AMOUNT  NUMBER OF CONTRACTS
-------------------------------------------------------------------------------
  Options outstanding at September 30, 2000 $       --               --
  Options written                              172,989            1,500
  Options closed                                    --               --
  Options exercised                                 --               --
  Options expired                             (172,989)         (1,500)
                                            ----------        ---------

  Options Outstanding at September 30, 2001 $       --               --
                                            ==========        =========

------Annual Report

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
-------------------------------------------
SEPTEMBER 30, 2001

8. TRANSACTIONS WITH AFFILIATES
-------------------------------

  The following is an analysis of transactions for the year ended September 30, 2001 in the Small Cap Growth, Core Growth, Small Cap Value and Micro Cap Funds with "affiliated companies" as defined by the Investment Company Act of 1940:

SMALL CAP GROWTH FUND



                                                                              AMOUNT OF    AMOUNT OF
                                                                              DIVIDENDS   GAIN (LOSS)
                                                                             CREDITED TO  REALIZED ON
                                                                               INCOME   SALE OF SHARES
                                             SHARE ACTIVITY                   FOR THE       FOR THE
                                   ------------------------------------------------------------------
                                   BALANCE                            BALANCE YEAR ENDED   YEAR ENDED
  SECURITY NAME                   9/30/00    PURCHASES      SALES     9/30/01    9/30/01     9/30/01
-----------------------------------------------------------------------------------------------------
     First Cash Financial
  National Dentex
   Corp.                            215,350         --         --     215,350        --        --



CORE GROWTH FUND



                                                                              AMOUNT OF    AMOUNT OF
                                                                              DIVIDENDS   GAIN (LOSS)
                                                                             CREDITED TO  REALIZED ON
                                                                               INCOME   SALE OF SHARES
                                             SHARE ACTIVITY                   FOR THE       FOR THE
                                  -------------------------------------------------------------------
                                   BALANCE                            BALANCE YEAR ENDED   YEAR ENDED
  SECURITY NAME                   9/30/00    PURCHASES      SALES     9/30/01    9/30/01     9/30/01
-----------------------------------------------------------------------------------------------------
     First Cash Financial
  ICU Medical, Inc.                 302,800    154,725     29,200     428,325*       --     $624,073
  Orthodontic Centers
   of America, Inc.                 300,381  2,663,350    269,250   2,694,481        --    $(479,999)
  Pediatrix Medical
   Group Inc.                       645,225    751,325    185,275   1,211,275        --   $2,532,672
  Rent-A-Center, Inc.               675,825  2,580,055    297,230   2,958,650        --   $5,929,487
  United Rentals, Inc.              524,125  3,735,125         --   4,259,250        --           --
  Watson Wyatt &
   Company Holdings                      --    561,000         --     561,000        --           --

*No longer affiliated as of September 30, 2001.

                                                             Annual Report------

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
-------------------------------------------
SEPTEMBER 30, 2001

SMALL CAP VALUE FUND



                                                                              AMOUNT OF    AMOUNT OF
                                                                              DIVIDENDS   GAIN (LOSS)
                                                                             CREDITED TO  REALIZED ON
                                                                               INCOME   SALE OF SHARES
                                             SHARE ACTIVITY                   FOR THE       FOR THE
                                   ------------------------------------------------------------------
                                   BALANCE                            BALANCE YEAR ENDED   YEAR ENDED
  SECURITY NAME                   9/30/00    PURCHASES      SALES     9/30/01    9/30/01     9/30/01
-----------------------------------------------------------------------------------------------------
     First Cash Financial
      Services, Inc.                 45,500    561,735    236,625     370,610        --     $   216,878
     Friedman's, Inc.                    --    760,120      7,700     752,420   $20,982     $     3,199
     Kadant, Inc.                        --    684,350         --     684,350        --              --
     Keystone Automotive
      Industries, Inc.               53,000    818,775    270,575     601,200        --     $ 1,499,820
     Maxwell Shoe
      Company Inc.                   90,900    463,400     42,300     512,000        --     $  (114,491)
     MicroFinancial
      Incorporated                       --  1,100,100         --   1,100,100  $126,913               --
     OrthAlliance, Inc.             135,700    718,375         --     854,075        --               --
     PCD Inc.                         2,000    578,664         --     650,664        --               --
     Supertex, Inc.                   7,000    619,650         --     626,650        --               --
     Whitehall
      Jewellers, Inc.               119,162    762,948     24,625     857,485        --     $   (51,233)

MICRO CAP FUND



                                                                              AMOUNT OF    AMOUNT OF
                                                                              DIVIDENDS   GAIN (LOSS)
                                                                             CREDITED TO  REALIZED ON
                                                                               INCOME   SALE OF SHARES
                                    SHARE ACTIVITY                             FOR THE       FOR THE
                             ------------------------------------------------------------------------
            BALANCE          BALANCE YEAR ENDED   YEAR ENDED
  SECURITY NAME              9/30/00       PURCHASES     SALES     9/30/01      9/30/01       9/30/01
-----------------------------------------------------------------------------------------------------
     American Healthways,
      Inc                     450,100        41,800     249,400    242,500*        --      $4,136,396
     AmSurg Corp.             801,159        33,950     275,059    560,050*        --      $4,246,202
     Aramex International
      Limited                 186,800        86,350          --    273,150         --              --
     Bradley
      Pharmaceuticals, Inc.      --         477,800      52,550    425,250         --        $297,118
     IRIDEX Corporation       141,200       712,400          --    853,600         --              --
     National Dentex
      Corp                    444,750            --     121,200    323,550         --         $82,176
     Rainbow
      Rentals, Inc.           362,500        25,000      31,200    356,300         --        $(79,167)
     Young
      Innovations, Inc.       337,400         1,000       2,400    336,000         --         $10,498


*No longer affiliated as of September 30, 2001.

------Annual Report

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
-------------------------------------------
SEPTEMBER 30, 2001

9. RESTRICTED SECURITIES
------------------------

  The Funds may own investments that were purchased through private placement transactions (or under Rule 144A as noted) and cannot be sold without prior registration under the Securities Act of 1933 or may be limited due to certain restrictions. The costs of registering such securities are paid by the issuer. At September 30, 2001, the Funds held restricted preferred stocks (or common stocks as noted) as follows:



                                                                                                   VALUE AS
                              ACQUISITION                 ACQUISITION          FAIR                  % OF
                                 DATE                         COST            VALUE             NET ASSETS
------------------------------------------------------------------------------------------------------------
ULTRA GROWTH FUND
IQ4Hire, Inc.                    9/7/00                   $110,000         $     440                   --
Metro-Optix, Inc., Series B      6/16/00                   542,768           226,975                   0.26%
Metro-Optix, Inc., Series C      7/16/01 - 9/7/01      $   507,400                                 445,050
                                                                                                       0.52%
Northwest Biotherapeutics,
Inc., Series D                   6/13/01                  $145,000           125,570                   0.15%
                                                                       -------------           ------------
                                                                       $     798,035                   0.93%

------------------------------------------------------------------------------------------------------------

GLOBAL TECHNOLOGY FUND
Metro-Optix, Inc., Series C      7/16/01 - 9/7/01       $   198,240                     $           173,880
                                                                                                       1.63%
Northwest Biotherapeutics,
Inc., Series D                   6/13/01                    $35,000           30,310                   0.29%
                                                                       -------------           ------------
                                                                           $ 204,190                   1.92%
------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
Metro-Optix, Inc., Series B      6/16/00                 $1,511,483        $ 632,075                   0.11%
Metro-Optix, Inc., Series C      7/16/01 - 9/7/01        $3,374,441        2,959,785                   0.54%
                                                                       -------------           ------------
                                                                          $3,591,860                   0.65%
                                                                       -------------           ------------
CORE GROWTH FUND
Saxon Capital Acquisition Co.1   6/29/01                $10,775,000    $   9,665,175                   0.97%
------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE
Saxon Capital Acquisition Co.1   6/29/01 - 7/27/01      $ 6,574,390    $   5,887,908                   1.21%
------------------------------------------------------------------------------------------------------------
MICRO CAP FUND
Metro-Optix, Inc., Series B      6/16/00                   $474,854       $  198,575                  0.06%


1 Common stock. Rule 144A Security.

                                                             Annual Report------

WASATCH FUNDS-REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------------------------------


To the Shareholders and
Board of Directors of
Wasatch Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Wasatch Funds, Inc., (a Minnesota corporation, which includes the Wasatch Ultra Growth Fund, Wasatch Global Technology Fund, Wasatch Small Cap Growth Fund, Wasatch Core Growth Fund, Wasatch Small Cap Value Fund, Wasatch Micro Cap Fund, and Wasatch-Hoisington U.S. Treasury Fund (the "Funds")), including the schedule of investments, as of September 30, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, except for the Global Technology Fund, which is for the period from inception on December 19, 2000 through the period ended September 30, 2001, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wasatch Funds, Inc. as of September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the periods then ended, except for the Global Technology Fund, which is for the period from inception on December 19, 2000 through the period ended September 30, 2001, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


/s/Arthur Andersen LLP
Arthur Andersen LLP

Milwaukee, Wisconsin
October 17, 2001

------Annual Report

GUIDE TO UNDERSTANDING FINANCIAL STATEMENTS
-------------------------------------------

   Wasatch Funds provides reports to shareholders twice a year. The Annual Report is for the Funds' fiscal year which ends September 30th. The Semi-Annual Report is for the six months ending March 31st. These reports provide shareholders with important information that will help them evaluate the management and performance of their investments. It is the desire of Wasatch Funds to help shareholders stay in tune with their investments. If you have any questions about the information in this report, a Shareholder Services Representative will be happy to assist you when you call 1 (800) 551-1700.

SCHEDULE OF INVESTMENTS
-----------------------

  The holdings of each Wasatch Fund are detailed in the "Schedule of Investments." This section provides a snapshot of the securities each Fund was invested in on the last day of the reporting period. The Wasatch Equity Funds invest primarily in COMMON STOCKS of companies which are grouped together by industry. The Wasatch-Hoisington U.S. Treasury Fund invests primarily in U.S. Treasury securities. The Funds will typically have only minor holdings in SHORT-TERM INVESTMENTS.

STATEMENTS OF ASSETS AND LIABILITIES
------------------------------------

  These financial statements show the ASSETS and LIABILITIES of a Fund on the last day of the reporting period. A Fund's ASSETS include the value of securities owned, amounts receivable for purchases of Fund shares (capital shares receivable), securities sold, interest and dividends, prepaid expenses and other assets. LIABILITIES are amounts owed for shareholder redemptions (capital shares payable), securities purchased, investment advisory fees and other expenses. Totaling up the assets and subtracting the liabilities results in a Fund's NET ASSETS.
  NET ASSETS consist of capital stock, paid-in capital in excess of par, undistributed net investment income, undistributed net realized gain or loss on investments and net unrealized appreciation or depreciation on investments. CAPITAL STOCK is stock authorized by a company's charter and having par value, stated value or no par value. Par value is set by the company issuing the shares and has no relation to Net Asset Value. The par value of one share of each Wasatch Fund is $.01. PAID-IN CAPITAL IN EXCESS OF PAR is capital received from shareholders in exchange for Fund shares that exceeds the par value of the shares. For example, if you bought one share of a Fund for $10, $.01 would show as "Capital stock" on the books of the Fund, and $9.99 would be accounted for under "Paid-in capital in excess of par." UNDISTRIBUTED NET INVESTMENT INCOME is the amount of net investment income earned by a Fund since inception that has not been paid to shareholders as a dividend. UNDISTRIBUTED NET REALIZED GAIN
(LOSS) ON INVESTMENTS is the amount of net realized gains or losses generated by a Fund since inception that have not been distributed to shareholders in the form of a capital gain distribution. A gain or loss is realized when a security is sold by a Fund. NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS is the change in value from the purchase price of securities a Fund continues to hold.
  The number of shares a Fund is

                                                             Annual Report------

GUIDE TO UNDERSTANDING FINANCIAL STATEMENTS
-------------------------------------------

AUTHORIZED to sell can be found under CAPITAL STOCK, $.01 PAR VALUE. How many of those shares are owned by shareholders is indicated as ISSUED AND OUTSTANDING.
  NET ASSET VALUE (NAV), REDEMPTION PRICE AND OFFERING PRICE PER SHARE shows the value of one outstanding share of a Fund on the date of the report. A Fund's share price (NAV) is calculated by dividing the value of all securities and other assets owned by a Fund, less the liabilities charged to that Fund, by the number of Fund shares outstanding. The NAV is calculated at the close of business of the New York Stock Exchange on each day the Exchange is open for trading. Please see Wasatch Funds' prospectus for more information about how NAVs are calculated. Information about how the NAV is affected by a Fund's operation can be found in this section under "Financial Highlights" on page 81.

STATEMENTS OF OPERATIONS
------------------------

  STATEMENTS OF OPERATIONS show investment income and expenses for each Fund as well as realized gains or losses from securities sold and the appreciation or depreciation in the value of a Fund's holdings during the reporting period.
  INVESTMENT INCOME shows INTEREST and DIVIDENDS earned from interest-bearing and dividend-paying securities in a Fund's portfolio.
  EXPENSES show the various fees and expenses paid out of a Fund's assets such as the fee paid to Wasatch Advisors, the Funds' investment advisor. Additional fees include shareholder servicing, fund administration and accounting, custody of fund assets, federal and state registration, legal counsel, auditing and directors' fees. The Funds pay for printing and mailing statements, prospectuses, annual reports and semi-annual reports to shareholders.
  NET INVESTMENT INCOME (LOSS) is the amount of dividends and interest income earned on securities held by a Fund, less the Fund's expenses.
  NET REALIZED GAIN (LOSS) ON INVESTMENTS is the net gain or loss on securities a Fund has sold. CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS is the change in value of securities a Fund continues to hold.
  NET GAIN (LOSS) ON INVESTMENTS is
the result of changes in market value
of securities a Fund has sold and securities it continues to hold.

STATEMENTS OF CHANGES
IN NET ASSETS
-------------

  NET ASSETS are a Fund's remaining assets after taking into consideration any liabilities. STATEMENTS OF CHANGES IN NET ASSETS show the increase or decrease in a Fund's net assets during the reporting period. Investment operations, dividends and capital share transactions affect a Fund's net assets. OPERATIONS is a summary of the STATEMENTS OF OPERATIONS. It includes investment income or loss, net realized gain or loss on investments a Fund has sold as well as the change in appreciation or depreciation in the value of investments a Fund continues to hold.
  DIVIDENDS are distributed by Wasatch Funds to shareholders when Fund investments have earned income in excess of net expenses or when capital gains in excess of capital losses are realized from the sale of securities. Most

------Annual Report

GUIDE TO UNDERSTANDING FINANCIAL STATEMENTS
-------------------------------------------

shareholders choose to reinvest their dividends and capital gain distribu tions. Each Fund is required by Internal Revenue Service (IRS) regulations to distribute substantially all of its net investment income and capital gains to shareholders in order to retain its status as a "regulated investment company."
  CAPITAL SHARE TRANSACTIONS are any transactions involving shares of a Fund, including the selling of Fund shares, shares issued by a Fund to shareholders for the reinvestment of dividends, and share redemptions.

FINANCIAL HIGHLIGHTS
--------------------

  The FINANCIAL HIGHLIGHTS contain important historical operating information that you may find useful in making decisions or understanding the performance of your investment.
  NET ASSET VALUE (NAV) is defined in this section under "Statements of Assets and Liabilities" on page 79. The difference between the Net asset value, beginning of period and the Net asset value, end of period in the Financial Highlights is the change in value of a Fund's shares over the reporting period, but not its total return.
  INCOME (LOSS) FROM INVESTMENT OPERATIONS shows how the NAV was affected by a Fund's operations on a per share basis. NET INVESTMENT INCOME (LOSS) is the per share amount of dividends and interest income earned on securities held by a Fund, less the Fund's expenses. NET REALIZED AND UNREALIZED GAINS (LOSSES) ON SECURITIES is the per share increase or decrease in the value of securities a Fund holds or has sold during the reporting period. Gains or (losses) are realized when securities are sold. Gains or (losses) are unrealized when securities increase or decrease in value but are not sold.
  DISTRIBUTIONS are the per share amount that a Fund paid to shareholders from net investment income and net realized gains.
  TOTAL RETURN is the percentage increase or decrease in the value of an investment over a stated period of time. A total return percentage includes both changes in unrealized and realized gains and income. For the purposes of calculating total return, it is assumed that dividends and distributions are rein vested at the NAV on the payable day of the distribution. A FUND'S TOTAL RETURN CAN NOT BE COM PUTED DIRECTLY FROM THE FINAN CIAL HIGHLIGHTS.
  SUPPLEMENTAL DATA AND RATIOS are provided to help you better understand your investment. NET ASSETS, END OF PERIOD, are the net assets of a Fund on the reporting date. RATIO TO AVERAGE NET ASSETS OF: EXPENSES shows the total of a Fund's operating expenses divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor. RATIO TO AVERAGE NET ASSETS OF: NET INVESTMENT INCOME shows a Fund's net investment income (loss) divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor. PORTFOLIO TURNOVER RATE measures a Fund's buying and selling activity during the reporting period. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Fund's portfolio securities. This calculation does not include securities with a maturity date of less than 12 months.

                                                             Annual Report------

NOTES
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------Annual Report

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                                                              Annual Report-----

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------Annual Report